ANNUAL REPORT
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                     Global
                                      Fund

                                OCTOBER 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    ----------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02199-7603

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                    ----------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

   Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

   Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND GERARDO J. ESPINOZA,
                               PORTFOLIO MANAGERS

                            John Hancock Global Fund

             Spreading economic turmoil sparks worldwide volatility

The last 12 months were a nerve-wracking year for global investors, as spreading currency troubles and economic slowdowns kept financial markets worldwide in turmoil. Among the hardest hit were countries in Asia, where currency devaluations and their aftermath have plagued Southeast Asia in particular. For yet another year, Japan's paltry attempts to revive its economy failed and the country wound up in recession, further dimming prospects for the entire region's recovery. As these currency and economic fears worked their way through emerging-market countries, Latin American stocks also took it on the chin. Brazil in particular suffered when government steps to shore up the currency by raising interest rates brought the previously robust economy to a virtual standstill.

   Market volatility reached a crescendo in August when political uncertainty and economic chaos in Russia erupted following a debt default and the ruble's devaluation. This catalyst sent investors worldwide fleeing from any security with risk to the safety of U.S. Treasury bonds, causing stock markets around the world, including the U.S., to correct sharply in late summer. Even Europe, which had made great strides in the first half of the fiscal year, gave back almost all of its gains in the tumult.

   In the last several weeks of the fiscal year, however, U.S. and European markets reversed course again, bolstered by U.S. interest rate cuts and a tempering of global investor uncertainty. With this last-minute surge, both Europe and the United States wound up producing strong results for the year and helped offset declines in other parts of the world.

Europe & U.S. boost performance

For the year ended October 31, 1998, John Hancock Global Fund handily outpaced its

"Market volatility reached a crescendo in August..."

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Global Fund. Caption below reads "Fund management team members (l-r): "Gerardo J. Espinoza, Miren Etcheverry and John L.F. Wills."]
--------------------------------------------------------------------------------

================================================================================

                        John Hancock Funds - Global Fund

"Our large stakes in Europe...and the United States...were the main contributors to the Fund's outperformance."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into seven sections (from top to left): Canada 1%, Australia 2%, Short-Term Investments & Other 5%, Japan 6%, United Kingdom & Ireland 13%, United States 35% and Continental Europe 38%. A note below the chart reads "As a percentage of net assets on October 31, 1998."]
--------------------------------------------------------------------------------

peers, with its Class A and Class B shares returning a total of 11.88% and 11.15%, respectively, at net asset value. That compared to the 5.31% return of the average global fund, according to Lipper Analytical Services, Inc.,(1) while the Morgan Stanley Capital International (MSCI) All Country World Free Index returned 13.02%. Keep in mind that your net asset value return will be different from the Fund's stated performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

   Our large stakes in Europe, at 51% of the Fund's net assets, and the United States, at 35% -- the world's two best-performing regions -- were the main contributors to the Fund's outperformance. Our light position in Japan, which remains mired in structural and banking problems, also helped.

France, Ireland strong; U.K. weak

Our 11% stake in France, one of the European Monetary Union (EMU) countries set to create a common currency in 1999, served the Fund well, due to French companies' growing emphasis on corporate restructuring and consolidations. There was also solid growth among companies with a more domestic focus, such as food company Danone. France Telecom's stock rose on news of its privatization, and software developer Cap Gemini benefited from its programs aimed at dealing with conversion issues for both the year 2000 and the new euro currency. Allied Irish Banks was the Fund's top contributor to performance, with its strong management and lack of exposure to emerging markets. The bank is also benefiting from the Irish economy's solid growth and prospects of further interest rate reductions as part of the process of EMU unification.

   With its economy at the tail end of an expansion, and its non-EMU status keeping it out of the limelight, the U.K.'s returns, while positive, were more modest than the rest of Europe's. After being underweighted earlier in the year, we brought our stake up to a more neutral weighting of 11%, believing that the market had hit bottom, and that there was good value. However, several of our holdings detracted somewhat from performance, including usually stalwart Lloyds TSB Group. It was particularly punished in the late summer by the weakened U.K. economy and its Latin American exposure. Advertising conglomerate WPP Group's earnings were impacted by the strength of the British pound, since 80% of its revenues come from outside the U.K., and by its activities in emerging markets.

   In the United States, our focus on the large-company stocks that have led the market's

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is France Telecom followed by an up arrow with the phrase "Positive reaction to privatization." The second listing is General Electric followed by an up arrow with the phrase "Boosted by strong U.S. economy." The third listing is Lloyds TSB Group followed by a down arrow with the phrase "Weakened U.K. economy; overseas exposure." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                        John Hancock Funds - Global Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998." The chart is scaled in increments of 2% with 0% at the bottom and 12% at the top. The first bar represents the 11.88% Total return for John Hancock Global Fund Class A. The second bar represents the 11.15% total return for John Hancock Global Fund Class
B. The third bar represents the 5.31% total return for Average global fund. A note below the chart reads "Total returns for John Hancock Global Fund are at net asset value with all distributions reinvested. The average global fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

charge for most of the year also served us well. Two of our biggest gainers were brokerage giant Morgan Stanley Dean Witter, which we sold during the year, and drug company Schering-Plough.

Asia, emerging world

During the period, we became even more conservative in our approach to Asia and the emerging markets worldwide. By the end of October, our Asian holdings were primarily in Japan, where we remain underweighted at 6% because of its weak economy and structural problems. Because of the uncertainties surrounding emerging markets in general, we effectively got out of Latin America until the emerging-market backlash abates.

Going forward

Our sights remain on continental Europe. We believe it holds some of the best opportunities going forward, what with its new attention to corporate restructurings and consolidation -- a process enhanced by the EMU's more open policies. At the same time, Europe does not suffer from the high valuation levels of many U.S. companies or have Asia's severe structural problems. That said, European corporate earnings in 1999 could be vulnerable to a prolonged recession in Japan and a sharp slowdown in demand from U.S. consumers. We therefore are avoiding companies that appear susceptible to earnings downgrades, preferring instead those with visible earnings growth trends and pockets of domestic demand.

   We remain cautiously optimistic about the United States, encouraged by the Federal Reserve's prompt action to prevent the economy from falling into recession. As for Japan, we are carefully monitoring its efforts to strengthen its banking system and stimulate the economy. Our future stand on Japan depends on developments in these two areas, and it is our view that these jobs are likely to take time.

   We expect overseas markets to remain volatile while investors sort out if, and how, world leaders are confronting the task of preventing a global recession. Until there are more clear signs of action, and as long as the sentiment remains uncertain about the stability of emerging markets in general, we will keep our posture defensive. We will maintain a diversified portfolio, both at the country and stock levels, and target more defensive sectors, such as utilities and pharmaceuticals.

"We expect overseas markets to remain volatile..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                        John Hancock Funds - Global Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                          SINCE
                                  ONE          FIVE     INCEPTION
                                 YEAR         YEARS      (1/3/92)
                                 ----         -----      --------
Cumulative Total Returns       (11.87%)       38.23%      62.49%
Average Annual Total Returns   (11.87%)        6.69%       7.47%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                  ONE          FIVE        TEN
                                 YEAR         YEARS       YEARS
                                 ----         -----       -----
Cumulative Total Returns       (12.10%)       39.05%     135.41%
Average Annual Total Returns   (12.10%)        6.82%       8.94%

================================================================================

                        John Hancock Funds - Global Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Global Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 in the Morgan Stanley Capital International (MSCI) All Country World Free Index-an unmanaged index used to measure the performance of both developed and emerging non U.S. stock markets. The index represents stocks that are freely traded on equity exchanges around the world. Past performance is not indicative of future results.

Line chart with the heading John Hancock Global Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World Free Index and is equal to $21,463 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund on January 3, 1992, before sales charge, and is equal to $18,396 as of October 31, 1998. The third line represents the value of the same hypothetical investment made in the John Hancock Global Fund, after sales charge, and is equal to $17,469 as of October 31, 1998.

Line chart with the heading John Hancock Global Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Index and is equal to $25,289 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund on October 31, 1988, before sales charge, and is equal to $24,310 as of October 31, 1998.

*No contingent deferred sales charge applicable.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common stocks and warrants (cost - $152,617,333) ..........      $164,932,060
  Preferred stock (cost - $295,501) .........................           349,030
  Short-term investments
    (cost - $17,658,053) - Note A ...........................        17,658,053
                                                                   ------------
                                                                    182,939,143
 Cash .......................................................               458
 Receivable for investments sold ............................         5,040,240
 Receivable for forward foreign currency exchange
  contracts purchased - Note A ..............................               675
 Receivable for forward foreign currency exchange
  contracts sold - Note A ...................................                81
 Receivable for shares sold .................................         1,050,998
 Interest receivable ........................................             2,064
 Dividends receivable .......................................           145,497
 Foreign tax receivable .....................................           126,074
 Other assets ...............................................            12,253
                                                                   ------------
            Total Assets ....................................       189,317,483
            -------------------------------------------------------------------
Liabilities:
 Payable for investments purchased ..........................         2,087,753
 Payable for shares repurchased .............................           157,013
 Payable upon return of securities on loan - Note A .........        10,754,053
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ...................................           184,062
 Accounts payable and accrued expenses ......................           130,105
                                                                   ------------
            Total Liabilities ...............................        13,312,986
            -------------------------------------------------------------------
Net Assets:
 Capital paid-in ............................................       153,666,989
 Accumulated net realized gain on investments and
  foreign currency transactions .............................        10,470,108
 Net unrealized appreciation of investments and
  foreign currency transactions .............................        12,381,588
 Accumulated net investment loss ............................          (514,188)
                                                                   ------------
            Net Assets ......................................      $176,004,497
            ===================================================================
Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $120,775,431/8,971,701 ...........................            $13.46
 ===============================================================================
 Class B - $55,229,066/4,329,751 ............................            $12.76
 ===============================================================================
Maximum Offering Price Per Share*
 Class A - ($13.46 x 105.26%) ...............................            $14.17
 ===============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign withholding taxes of $265,247) .....      $2,410,656
 Interest (including income on securities loaned
  of $49,776) .................................................         160,336
                                                                     ----------
                                                                      2,570,992
                                                                     ----------
 Expenses:
  Investment management fee - Note B ..........................       1,489,223
  Distribution and service fee - Note B
   Class A ....................................................         352,419
   Class B ....................................................         513,733
  Transfer agent fee - Note B .................................         674,876
  Custodian fee ...............................................         248,347
  Registration and filing fees ................................          59,317
  Miscellaneous ...............................................          56,757
  Auditing fee ................................................          38,914
  Financial services fee - Note B .............................          28,542
  Printing ....................................................          13,232
  Trustees' fees ..............................................           9,713
  Legal fees ..................................................           9,663
  Interest expense - Note A ...................................             497
                                                                     ----------
             Total Expenses ...................................       3,495,233
             ------------------------------------------------------------------
             Net Investment Loss ..............................        (924,241)
             ------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
 Net realized gain on investments sold ........................      36,427,896
 Net realized loss on foreign currency transactions ...........        (567,031)
 Change in net unrealized appreciation/depreciation of
  investments .................................................     (17,541,505)
 Change in net unrealized appreciation/depreciation of
  foreign currency transactions ...............................          13,012
                                                                     ----------
             Net Realized and Unrealized
             Gain on Investments and
             Foreign Currency Transactions ....................      18,332,372
             ------------------------------------------------------------------
             Net Increase in Net Assets
             Resulting from Operations ........................     $17,408,131
             ==================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                                       YEAR ENDED OCTOBER 31,
                                                                                   ------------------------------
                                                                                        1997            1998
                                                                                   -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss .........................................................       ($685,936)       ($924,241)
   Net realized gain on investments sold and foreign currency transactions .....      17,101,926       35,860,865
   Change in net unrealized appreciation/depreciation of investments and foreign
     currency transactions .....................................................      (3,986,338)     (17,528,493)
                                                                                   -------------    -------------
       Net Increase in Net Assets Resulting from Operations ....................      12,429,652       17,408,131
                                                                                   -------------    -------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold and foreign currency transactions
     Class A - ($1.1872 and $0.9595 per share, respectively) ...................      (8,357,133)      (7,059,333)
     Class B - ($1.1872 and $0.9595 per share, respectively) ...................      (2,563,799)      (2,130,122)
                                                                                   -------------    -------------
       Total Distributions to Shareholders .....................................     (10,920,932)      (9,189,455)
                                                                                   -------------    -------------
From Fund Share Transactions - Net:* ...........................................      (3,719,829)      47,651,566
                                                                                   -------------    -------------
Net Assets:
   Beginning of period .........................................................     122,345,364      120,134,255
                                                                                   -------------    -------------
   End of period (including accumulated net investment loss of $5,603 and
     $514,188, respectively) ...................................................    $120,134,255     $176,004,497
                                                                                   =============    =============

*Analysis of Fund Share Transactions:

                                                                                        YEAR ENDED OCTOBER 31,
                                                                      ---------------------------------------------------------
                                                                                 1997                          1998
                                                                      ---------------------------   ---------------------------
                                                                         SHARES         AMOUNT         SHARES         AMOUNT
                                                                      ------------   ------------   ------------   ------------
CLASS A
   Shares sold .....................................................    11,923,445   $155,591,350     15,576,589   $209,111,733
   Shares issued in reorganization - Note E ........................            --             --      1,689,451     21,549,797
   Shares issued to shareholders in reinvestment of distributions ..       653,263      8,071,990        513,910      6,526,969
                                                                      ------------   ------------   ------------   ------------
                                                                        12,576,708    163,663,340     17,779,950    237,188,499
   Less shares repurchased .........................................   (12,766,789)  (167,535,151)   (15,925,820)  (215,196,184)
                                                                      ------------   ------------   ------------   ------------
   Net increase (decrease) .........................................      (190,081)   ($3,871,811)     1,854,130    $21,992,315
                                                                      ============   ============   ============   ============
CLASS B
   Shares sold .....................................................     1,192,325    $15,564,013      2,030,542    $27,203,915
   Shares issued in reorganization - Note E ........................            --             --      2,505,358     30,457,141
   Shares issued to shareholders in reinvestment of distributions ..       197,728      2,351,027        163,729      1,981,290
                                                                      ------------   ------------   ------------   ------------
                                                                         1,390,053     17,915,040      4,699,629     59,642,346
   Less shares repurchased .........................................    (1,330,189)   (17,763,058)    (2,630,797)   (33,983,095)
                                                                      ------------   ------------   ------------   ------------
   Net increase ....................................................        59,864       $151,982      2,068,832    $25,659,251
                                                                      ============   ============   ============   ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                            ----------------------------------------------------------------
                                                               1994         1995         1996         1997            1998
                                                            ---------    ---------    ---------    ---------       ---------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................     $14.30       $14.16       $12.67       $12.97          $12.94
                                                            ---------    ---------    ---------    ---------       ---------
  Net Investment Loss(1) .................................      (0.07)       (0.03)       (0.02)       (0.05)          (0.05)
  Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions .....................       1.24        (0.13)        1.20         1.21            1.53
                                                            ---------    ---------    ---------    ---------       ---------
     Total from Investment Operations ....................       1.17        (0.16)        1.18         1.16            1.48
                                                            ---------    ---------    ---------    ---------       ---------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold
   and Foreign Currency Transactions .....................      (1.31)       (1.33)       (0.88)       (1.19)          (0.96)
                                                            ---------    ---------    ---------    ---------       ---------
  Net Asset Value, End of Period .........................     $14.16       $12.67       $12.97       $12.94          $13.46
                                                            =========    =========    =========    =========       =========
  Total Investment Return at Net Asset Value(2) ..........       8.64%       (0.37%)       9.87%        9.36%          11.88%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............   $100,973      $93,597      $94,746      $92,127        $120,775
  Ratio of Expenses to Average Net Assets ................       1.98%        1.87%        1.88%        1.81%(3)        1.82%(3)
  Ratio of Net Investment Loss to Average Net Assets .....      (0.54%)      (0.23%)      (0.19%)      (0.36%)         (0.33%)
  Portfolio Turnover Rate ................................         61%          60%          98%          81%            160%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment loss, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED OCTOBER 31,
                                                            ----------------------------------------------------------------
                                                               1994         1995         1996         1997            1998
                                                            ---------    ---------    ---------    ---------       ---------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................     $14.17       $13.93       $12.36       $12.54          $12.39
                                                            ---------    ---------    ---------    ---------       ---------
  Net Investment Loss(1) .................................      (0.15)       (0.11)       (0.10)       (0.14)          (0.13)
  Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions .....................       1.22        (0.13)        1.16         1.18            1.46
                                                            ---------    ---------    ---------    ---------       ---------
     Total from Investment Operations ....................       1.07        (0.24)        1.06         1.04            1.33
                                                            ---------    ---------    ---------    ---------       ---------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold
   and Foreign Currency Transactions .....................      (1.31)       (1.33)       (0.88)       (1.19)          (0.96)
                                                            ---------    ---------    ---------    ---------       ---------
  Net Asset Value, End of Period .........................     $13.93       $12.36       $12.54       $12.39          $12.76
                                                            =========    =========    =========    =========       =========
  Total Investment Return at Net Asset Value(2) ..........       7.97%       (1.01%)       9.10%        8.67%          11.15%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............    $31,822      $24,570      $27,599      $28,007         $55,229
  Ratio of Expenses to Average Net Assets ................       2.59%        2.57%        2.54%        2.49%(3)        2.46%(3)
  Ratio of Net Investment Loss to Average Net Assets .....      (1.12%)      (0.89%)      (0.83%)      (1.04%)         (0.97%)
  Portfolio Turnover Rate ................................         61%          60%          98%          81%            160%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

Schedule of Investments
October 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Global Fund on October 31, 1998. It's divided into four main categories: common stocks, warrants, preferred stock and short-term investments. Common and preferred stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------     -----

COMMON STOCKS
Australia (1.56%)
  Australia & New Zealand Banking Group
    Ltd. American Depositary Receipts
    (ADR) (Banks - Foreign) ......................             19           $542
  National Australia Bank, Ltd.
    (Banks - Foreign)  ...........................         43,852        581,457
  News Corp., Ltd. (The) (Media) .................         44,000        300,791
  News Corp., Ltd. (The) (ADR) (Media) ...........         10,622        290,113
  Normandy Mining Ltd. (Metal) ...................        400,583        358,279
  Telstra Corp., Ltd. (Telecommunications) .......        238,417        946,899
  Westpac Banking Corp., Ltd.
    (Banks - Foreign)  ...........................         43,000        261,682
                                                                     -----------
                                                                       2,739,763
                                                                     -----------
Belgium (2.71%)
  Electrabel SA (Utilities) ......................          4,358      1,606,049
  Fortis AG (Insurance) ..........................          3,026        869,123
  Fortis AG (Certificate De Valeur Garantie)
    (Insurance)* .................................            910          6,388
  Fortis AG (New Shares) (Insurance)* ............            910             27
  Generale de Banque SA
    (Banks - Foreign)  ...........................            391        146,382
  PetroFina SA (Oil & Gas) .......................          1,540        572,039
  Tractebel SA (Utilities) .......................          9,358      1,560,123
                                                                     -----------
                                                                       4,760,131
                                                                     -----------
Brazil (0.00%)
  Telecomunicacoes Brasileiras S/A (ADR)
    (Telecommunications) .........................             10            759
                                                                     -----------
Canada (0.73%)
  Bombardier, Inc. (Diversified Operations) ......         78,586        929,484
  Northern Telecom Ltd.
    (Telecommunications) .........................          8,055        345,587
  Royal Bank of Canada (Banks - Foreign) .........              1             46
                                                                     -----------
                                                                       1,275,117
                                                                     -----------
Denmark (0.48%)
  Novo Nordisk A/S (Medical) .....................          4,108        479,419
  Tele Danmark A/S (Telecommunications) ..........          3,400        370,340
                                                                     -----------
                                                                         849,759
                                                                     -----------
Finland (1.47%)
  Nokia AB (Telecommunications) ..................         28,456      2,589,733
                                                                     -----------
France (11.07%)
  Accor SA (Leisure) .............................          4,244        891,439
  Air Liquide SA (Chemicals) .....................          1,892        316,701
  Alcatel SA (Telecommunications) ................          7,237        806,297
  Alstom SA (Machinery)* .........................         28,543        711,019
  Axa SA (Insurance) .............................         13,378      1,512,155
  Cap Gemini SA (Computers) ......................          6,731      1,011,607
  Carrefour SA (Retail) ..........................          1,357        900,775
  Compagnie de Saint Gobain SA
    (Building) ...................................          1,888        279,331
  Danone SA (Food) ...............................          5,517      1,458,715
  Elf Aquitaine SA (Oil & Gas) ...................         12,422      1,437,633
  France Telecom SA
    (Telecommunications) .........................         13,195        920,294
  France Telecom SA (ADR)
    (Telecommunications) .........................         17,497      1,230,258
  L'Oreal SA (Cosmetics & Personal Care) .........          1,959      1,119,499
  Legrand SA (Electronics) .......................          1,404        357,829
  Pinault-Printemps-Redoute SA (Retail) ..........          6,605      1,105,608
  Renault SA (Automobile / Trucks)* ..............          5,317        227,288
  Schneider SA (Machinery) .......................          3,500        207,761
  Suez Lyonnaise des Eaux SA
    (Diversified Operations) .....................          7,735      1,385,253
  Synthelabo SA (Medical) ........................          3,122        595,641
  Total SA (Oil & Gas) ...........................          5,187        598,439
  Valeo SA (Automobile / Trucks) .................          6,893        596,759
  Vivendi SA (Diversified Operations) ............          7,967      1,819,709
                                                                     -----------
                                                                      19,490,010
                                                                     -----------
Germany (4.79%)
  Allianz AG (Insurance) .........................          4,445      1,524,153
  Bayerische Hypo- und Vereinsbank AG
    (Banks - Foreign)  ...........................         13,770      1,093,121

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------     -----

Germany (continued)
  Bayerische Motoren Werke AG
    (Automobile/Trucks) ............................         1,313      $925,005
  Bayerische Motoren Werke AG
    (New Shares) (Automobile/Trucks)* ..............           446       304,244
  Daimler-Benz AG (Automobile/Trucks)* .............         3,250       252,113
  Deutsche Telekom AG
    (Telecommunications) ...........................        27,464       748,069
  Fresenius AG (Medical) ...........................         1,398       198,328
  Mannesmann AG (Machinery) ........................        11,980     1,178,835
  Muenchener Rueckversicherungs-Gesellschaft
    AG (Insurance) .................................           978       447,524
  Muenchener Rueckversicherungs-Gesellschaft
    AG (New Shares) (Insurance)* ...................            38        17,297
  Siemens AG (Diversified Operations) ..............         8,595       516,790
  VEBA AG (Diversified Operations) .................         7,617       425,338
  Viag AG (Diversified Operations) .................         1,168       793,239
                                                                      ----------
                                                                       8,424,056
                                                                      ----------
Ireland (1.54%)
  Allied Irish Banks PLC (ADR)
    (Banks - Foreign)  .............................        21,785     1,891,210
  Anglo Irish Bank Corp. PLC
    (Banks - Foreign)  .............................       215,000       521,776
  CRH PLC (Building) ...............................        20,131       293,131
                                                                      ----------
                                                                       2,706,117
                                                                      ----------
Italy (2.95%)
  Assicurazioni Generali SpA (Insurance) ...........         9,000       322,223
  Banca Popolare di Brescia SpA
    (Banks - Foreign)  .............................        28,000       659,205
  Credito Italiano SpA (Banks - Foreign) ...........       222,384     1,193,607
  Ente Nazionale Idrocarburi SpA
    (Oil & Gas) ....................................        83,452       496,268
  Istituto Nazionale delle Assicurazioni SpA
    (Insurance) ....................................       270,459       744,791
  Telecom Italia Mobile SpA
    (Telecommunications) ...........................       173,747     1,008,327
  Telecom Italia SpA
    (Telecommunications) ...........................       107,214       774,899
                                                                      ----------
                                                                       5,199,320
                                                                      ----------
Japan (5.52%)
  Bank of Tokyo-Mitsubishi, Ltd.
    (Banks - Foreign)  .............................        35,000       324,541
  Bridgestone Corp.
    (Rubber - Tires & Misc.) .......................        27,000       594,056
  Fuji Photo Film Co., Ltd. (Leisure) ..............        18,000       659,290
  Fujitsu, Ltd. (Computers) ........................        55,000       585,006
  Honda Motor Co., Ltd.
    (Automobile/Trucks) ............................        32,000       960,714
  Ito-Yokado Co., Ltd. (Retail) ....................         8,000       466,632
  Kansai Electric Power Co., Inc.
    (Utilities) ....................................        38,000       813,261
  Matsushita Electric Industrial Co., Ltd.
    (Electronics) ..................................        81,000     1,188,806
  Nippon Telegraph & Telephone Corp.
    (Telecommunications) ...........................           179     1,400,309
  Nomura Securities Co., Ltd. (Finance) ............        57,000       430,262
  Sankyo Co., Ltd. (Medical) .......................        18,000       406,073
  Sony Corp. (Electronics) .........................         7,500       476,068
  Takeda Chemical Industries, Ltd.
    (Medical) ......................................        15,000       487,648
  TDK Corp. (Electronics) ..........................        14,000       922,285
                                                                      ----------
                                                                       9,714,951
                                                                      ----------
Netherlands (2.66%)
  ABN AMRO Holding NV (ADR)
    (Banks - Foreign)  .............................           999        19,168
  AEGON NV (Insurance) .............................        16,272     1,411,700
  Akzo Nobel NV (Chemicals) ........................        11,600       450,727
  ING Groep NV (ADR) (Banks - Foreign) .............        17,060       842,338
  Royal Dutch Petroleum Co. (Oil & Gas) ............         5,848       282,314
  Royal KPN NV (Telecommunications) ................        11,000       427,413
  Royal Philips Electronics NV (Electronics) .......        17,871       950,722
  TNT Post Group NV (Transport) ....................        11,000       294,362
                                                                      ----------
                                                                       4,678,744
                                                                      ----------
Norway (0.83%)
  Norsk Hydro ASA (Oil & Gas) ......................        13,000       564,949
  Orkla ASA (Diversified Operations) ...............        53,376       902,466
                                                                      ----------
                                                                       1,467,415
                                                                      ----------
Portugal (1.41%)
  Electricidade de Portugal SA (Utilities) .........        49,153     1,235,515
  Portugal Telecom SA
    (Telecommunications) ...........................        26,389     1,250,222
                                                                      ----------
                                                                       2,485,737
                                                                      ----------
Singapore (0.33%)
  Overseas-Chinese Banking Corp., Ltd.
    (Banks - Foreign)  .............................        85,455       372,799
  Singapore Telecommunications, Ltd.
    (Telecommunications) ...........................       119,000       205,462
                                                                      ----------
                                                                         578,261
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------     -----

Spain (2.00%)
  Argentaria SA (Banks - Foreign) ..................        22,420      $487,841
  Banco Bilbao Vizcaya SA
    (Banks - Foreign)  .............................        29,204       393,920
  Banco Santander SA
    (Banks - Foreign)  .............................           766        14,030
  Endesa SA (Utilities) ............................         5,732       144,460
  Iberdrola SA (Utilities) .........................        17,776       287,096
  Repsol SA (Oil & Gas) ............................         5,955       298,891
  Telefonica SA (Telecommunications) ...............        22,456     1,013,916
  TelePizza SA (Retail)* ...........................       108,000       881,727
                                                                     -----------
                                                                       3,521,881
                                                                     -----------
Sweden (1.67%)
  Astra AB (Medical) ...............................        21,842       353,960
  Ericsson (LM) Telefonaktiebolaget
    (Telecommunications) ...........................        15,180       342,260
  Investor AB (Diversified Operations) .............        26,548     1,033,896
  Nordbanken Holding AB
    (Banks - Foreign)  .............................       148,353       889,434
  Saab AB (Aerospace)* .............................         7,162        56,885
  Skandia Forsakrings AB (Insurance) ...............        20,600       262,580
                                                                     -----------
                                                                       2,939,015
                                                                     -----------
Switzerland (6.01%)
  Adecco SA (Business Services - Misc.) ............         1,756       699,653
  Alusuisse-Lonza Group AG (Containers) ............           247       282,119
  Barry Callebaut AG (Food)* .......................         1,547       345,858
  Credit Suisse Group
    (Banks - Foreign)  .............................         1,809       277,964
  Nestle SA (Food) .................................         1,054     2,239,740
  Novartis AG (Medical) ............................         1,311     2,360,245
  Roche Holding AG (Medical) .......................            45       524,607
  Schweizerische Rueckversicherungs-Gesellschaft
    (Insurance) ....................................           500     1,112,669
  UBS AG (Banks - Foreign)* ........................         2,002       548,766
  Zurich Allied AG (Insurance)* ....................         3,605     2,189,120
                                                                     -----------
                                                                      10,580,741
                                                                     -----------
United Kingdom (11.31%)
  Allied Zurich PLC (Insurance)* ...................        21,640       257,154
  Anglian Water PLC (Utilities) ....................        28,000       407,713
  Anglian Water PLC (B Shares) (Utilities)* ........        30,000        22,595
  British American Tobacco PLC (Tobacco)* ..........        21,640       194,405
  British Petroleum Co. PLC (Oil & Gas) ............        78,064     1,145,850
  British Telecommunications PLC
    (Telecommunications) ...........................        56,500       730,034
  Diageo PLC (Beverages) ...........................        50,090       540,740
  Glaxo Wellcome PLC (Medical) .....................        53,999     1,677,417
  Kingfisher PLC (Retail) ..........................        68,000       596,941
  Lloyds TSB Group PLC
    (Banks - Foreign)  .............................       145,959     1,801,649
  Pearson PLC (Media)  .............................        40,354       703,771
  Pennon Group PLC (Utilities) .....................        26,000       460,401
  Prudential Corp. PLC (Insurance) .................        21,400       278,299
  Royal & Sun Alliance Insurance Group PLC
     (Insurance) ...................................        88,951       814,358
  Royal Bank of Scotland Group PLC
    (Banks - Foreign)  .............................        56,529       749,331
  Scottish Hydro-Electric PLC (Utilities) ..........        56,000       575,016
  SEMA Group PLC (Computers) .......................        36,250       293,650
  SmithKline Beecham PLC (Medical) .................       140,281     1,753,868
  Tesco PLC (Retail) ...............................       146,000       411,747
  Thames Water PLC (Utilities) .....................        36,333       673,780
  Unilever PLC (Consumer Products Misc.) ...........       199,690     2,005,326
  Vodafone Group PLC
    (Telecommunications) ...........................        89,200     1,194,352
  WPP Group PLC (Advertising) ......................       254,000     1,262,605
  Zeneca Group PLC (Medical) .......................        35,499     1,362,972
                                                                     -----------
                                                                      19,913,974
                                                                     -----------
United States (34.67%)
  Abbott Laboratories (Medical) ....................        10,974       515,092
  Albertson's, Inc. (Retail) .......................        21,500     1,194,594
  American Express Co. (Finance) ...................         5,000       441,875
  American International Group, Inc.
    (Insurance) ....................................         9,930       846,533
  Apache Corp. (Oil & Gas) .........................        14,750       417,609
  Automatic Data Processing, Inc.
    (Computers) ....................................            50         3,891
  Bank One Corp.
    (Banks - United States) ........................        17,000       830,875
  BankAmerica Corp.
    (Banks - United States) ........................         6,000       344,625
  Baxter International, Inc. (Medical) .............        28,250     1,693,234
  Becton, Dickinson & Co. (Medical) ................        42,330     1,783,151
  Bell Atlantic Corp. (Telecommunications) .........        29,000     1,540,625
  BMC Software, Inc. (Computers)* ..................         7,000       336,438
  Bristol-Myers Squibb Co. (Medical) ...............        12,852     1,420,949
  Chevron Corp. (Oil & Gas) ........................        18,800     1,532,200
  Cisco Systems, Inc. (Computers)* .................        20,300     1,278,900
  Colgate-Palmolive Co.
    (Soap & Cleaning Preparations) .................        10,050       888,169
  Compaq Computer Corp. (Computers) ................        31,000       980,375
  Computer Associates International, Inc.
    (Computers) ....................................        10,500       413,438

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------     -----

United States (continued)
  Dayton Hudson Corp. (Retail) .................         51,470       $2,181,041
  Diebold, Inc. (Business Services - Misc.) ....              1               31
  Du Pont (E.I.) De Nemours & Co.
    (Diversified Operations) ...................         23,150        1,331,125
  Duke Energy Corp. (Utilities) ................         38,500        2,490,469
  Emerson Electric Co. (Electronics) ...........         27,500        1,815,000
  Exxon Corp. (Oil & Gas) ......................         14,125        1,006,406
  Fannie Mae (Mortgage Banking) ................         30,700        2,173,944
  First Union Corp.
    (Banks - United States) ....................         14,440          837,520
  Fleet Financial Group, Inc.
    (Banks - United States) ....................         22,400          894,600
  General Electric Co. (Electronics) ...........         36,500        3,193,750
  General Mills, Inc. (Food) ...................         11,720          861,420
  Home Depot, Inc. (The) (Retail) ..............         40,502        1,761,837
  Intel Corp. (Electronics) ....................         18,425        1,643,280
  International Business Machines Corp.
    (Computers) ................................          6,300          935,156
  Johnson & Johnson (Medical) ..................         24,528        1,999,032
  Lucent Technologies, Inc.
     (Telecommunications) ......................          2,700          216,506
  McDonald's Corp. (Retail) ....................          7,000          468,125
  McGraw-Hill Cos., Inc. (The) (Media) .........         10,800          971,325
  MCI WorldCom, Inc.
    (Telecommunications)* ......................         17,675          976,544
  Merck & Co., Inc. (Medical) ..................          5,800          784,450
  Microsoft Corp. (Computers)* .................         21,550        2,281,606
  Mobil Corp. (Oil & Gas) ......................          6,320          478,345
  Norwest Corp. (Banks - United States) ........         14,000          520,625
  PepsiCo, Inc. (Beverages) ....................         26,000          877,500
  Pitney Bowes, Inc. (Office) ..................         14,434          794,772
  Procter & Gamble Co. (The)
    (Soap & Cleaning Preparations) .............         17,760        1,578,420
  Sara Lee Corp. (Food) ........................         18,300        1,092,281
  SBC Communications, Inc. (Utilities) .........          9,200          426,075
  Schering-Plough Corp. (Medical) ..............          5,848          601,613
  Southern Co. (Utilities) .....................         51,800        1,460,113
  SYSCO Corp. (Retail) .........................         36,200          975,138
  Texas Utilities Co. (Utilities) ..............          8,000          350,000
  Tyco International, Ltd.
    (Diversified Operations) ...................          7,500          464,531
  Unisys Corp. (Computers)* ....................         16,600          441,975
  UNUM Corp. (Insurance) .......................         36,911        1,640,233
  Wal-Mart Stores, Inc. (Retail) ...............         22,700        1,566,300
  Warner-Lambert Co. (Medical) .................         15,905        1,246,554
  Williams Cos., Inc. (The) (Utilities) ........         44,200        1,212,738
                                                                    ------------
                                                                      61,012,953
                                                                    ------------
                             TOTAL COMMON STOCKS
                             (Cost $152,610,254)         (93.71%)    164,928,437
                                                        -------     ------------

WARRANTS
Germany (0.00%)
  Muenchener Rueckversicherungs-Gesellschaft
    AG (Insurance)* ............................             38            1,652
                                                                    ------------
Hong Kong (0.00%)
  Moulin International Holding Ltd.
    (Diversified Operations)* ..................        293,629            1,971
                                                                    ------------
                                  TOTAL WARRANTS
                                    (Cost $7,079)         (0.00%)          3,623
                                                        -------     ------------
                 TOTAL COMMON STOCKS AND WARRANTS
                              (Cost $152,617,333)        (93.71%)    164,932,060
                                                        -------     ------------
PREFERRED STOCK
Germany (0.20%)
  Henkel KGaA (Chemicals) ......................          4,086          349,030
                                                                    ------------
                           TOTAL PREFERRED STOCK
                                  (Cost $295,501)         (0.20%)        349,030
                                                        -------     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

                                            INTEREST  PAR VALUE       MARKET
ISSUER, DESCRIPTION                           RATE  (000s OMITTED)     VALUE
-------------------                         ------- --------------    ------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.92%)
  Investment in a joint repurchase
   agreement transaction with
   HSBC Securities, Inc. -
   Dated 10-30-98, due 11-02-98
   (Secured by U.S. Treasury Bonds,
   6.25% thru 8.125%, due
   11-15-16 thru 11-15-26)
   -- Note A ...............................  5.38%     $6,904       $6,904,000
                                                                  -------------
Cash Equivalents (6.11%)
  Navigator Securities Lending
    Prime Portfolio** ......................            10,754       10,754,053
                                                                  -------------
                      TOTAL SHORT-TERM INVESTMENTS      (10.03%)     17,658,053
                                                       -------    -------------
                                 TOTAL INVESTMENTS     (103.94%)    182,939,143
                                                       -------    -------------
                 OTHER ASSETS AND LIABILITIES, NET       (3.94%)     (6,934,646)
                                                       -------    -------------
                                  TOTAL NET ASSETS     (100.00%)   $176,004,497
                                                       =======    =============

 *Non-income producing security.

**Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at October 31, 1998 assigned to the various investment categories.

                                                                 MARKET VALUE
                                                                 OF SECURITIES
                                                                AS A PERCENTAGE
INVESTMENT CATEGORIES                                            OF NET ASSETS
---------------------                                           ---------------
  Advertising.................................................        0.72%
  Aerospace...................................................        0.03
  Automobile/Trucks...........................................        1.86
  Banks - Foreign.............................................        7.43
  Banks - United States.......................................        1.95
  Beverages...................................................        0.81
  Building....................................................        0.32
  Business Services - Misc. ..................................        0.40
  Chemicals...................................................        0.63
  Computers...................................................        4.86
  Consumer Products Misc......................................        1.14
  Containers..................................................        0.16
  Cosmetics & Personal Care...................................        0.64
  Diversified Operations......................................        5.46
  Electronics.................................................        5.99
  Finance.....................................................        0.49
  Food........................................................        3.41
  Insurance...................................................        8.10
  Leisure.....................................................        0.88
  Machinery...................................................        1.19
  Media.......................................................        1.29
  Medical.....................................................       11.50
  Metal.......................................................        0.20
  Mortgage Banking............................................        1.23
  Office......................................................        0.45
  Oil & Gas...................................................        5.02
  Retail......................................................        7.11
  Rubber - Tires & Misc. .....................................        0.34
  Soap & Cleaning Preparations................................        1.40
  Telecommunications..........................................       10.82
  Tobacco.....................................................        0.11
  Transport...................................................        0.17
  Utilities...................................................        7.80
  Short-Term Investments......................................       10.03
                                                                    ------
                                             TOTAL INVESTMENTS      103.94%
                                                                    ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Global Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Global Fund (the "Fund"), John Hancock Special Opportunities Fund, John Hancock World Bond Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. Effective December 8, 1998, the Board of Trustees have authorized the issuance of Class C shares in 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Global Fund

daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks, which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The maximum loan balance for the Fund during the year for which loans were outstanding amounted to $1,439,500 with a rate of 6.1875%. At October 31, 1998, there were no outstanding loan balances.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1998, the Fund loaned securities having a market value of $10,548,136 collateralized by cash in the amount of $10,754,053, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Global Fund

Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   At October 31, 1998, open forward foreign currency exchange contracts were as follows:

                                                                    UNREALIZED
                                 PRINCIPAL AMOUNT     EXPIRATION   APPRECIATION
CURRENCY                        COVERED BY CONTRACT      DATE     (DEPRECIATION)
--------                        -------------------      ----     --------------

BUYS
French Francs                        1,480,428          NOV 98         $675
                                                                      =====
SELLS
Australian Dollars                      16,689          NOV 98         ($66)
French Francs                          662,008          NOV 98          127
Pounds Sterling                          3,228          NOV 98           20
                                                                      -----
                                                                        $81
                                                                      =====

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1998, there were no open positions in financial futures contracts.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

   Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $100,000,000 of the Fund's average daily net asset value (1.00% prior to December 5, 1997), (b) 0.80% of the next $200,000,000, (c) 0.75% of the next $200,000,000 and (d)
0.625% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser pays the Sub-Adviser a fee equivalent on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for the payment of the Sub-Adviser's fee.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Global Fund

   John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acted as distributors for shares of the Fund. For the year ended October 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $170,892. Of this amount, $28,661 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $75,960 was paid as sales commissions to unrelated broker-dealers and $66,271 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $148,766.

   In addition, to reimburse the distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $668.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1998, aggregated $276,788,157 and $264,521,886, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1998.

   The cost of investments owned at October 31, 1998 (including short-term investments) for federal income tax purposes was $171,328,042. Gross unrealized appreciation and depreciation of investments aggregated $20,099,903 and $8,488,802, respectively, resulting in net unrealized appreciation of $11,611,101.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Global Fund

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $25,388,203, a decrease in accumulated net investment loss of $415,656 and an increase in capital paid-in of $24,972,547. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses and net realized loss on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment loss per share in the financial highlights excludes these adjustments.

NOTE E -
REORGANIZATION

On November 12, 1997, the shareholders of John Hancock Global Marketplace Fund ("Global Marketplace Fund") approved a plan of reorganization between Global Marketplace Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of Global Marketplace Fund to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 1,689,451 Class A shares and 2,505,358 Class B shares of John Hancock Global Fund for the net assets of Global Marketplace Fund, which amounted to $21,549,797 and $30,457,141 for Class A and B shares, respectively, including $12,299,215 of unrealized appreciation, after the close of business on December 5, 1997.

================================================================================

                        John Hancock Funds - Global Fund

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Global Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JohnHancock Global Fund (the "Fund") (a series of John Hancock Investment Trust III) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1998.

   The Fund has designated distributions to shareholders of $31,661,732 as capital gain dividends.

   Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions that are taxable for the calendar year 1998.

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603             Randolph, MA
       1-800-225-5291  1-800-554-6713 (TDD)                     Permit No. 75
       INTERNET: www.jhancock.com/funds                       ----------------

--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Global Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                             0300A 10/98
                                                                           12/98

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm." A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                  ANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]


                                     Special
                                  Opportunities
                                      Fund

                                OCTOBER 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    ----------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                    ----------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

   Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

   Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                 BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGER

                                  John Hancock
                           Special Opportunities Fund

                    Global economic uncertainty roils markets

The stock market took investors on a wild ride during the past 12 months. After surging to a string of new highs through mid-July, the market fell on worries about overseas markets that came back to haunt investors in August and September, provoked by Russia's debt default and currency devaluation, Asia's recession and rising fears of a devaluation of Brazil's currency. For much of the year, the uncertain environment caused investors to favor the large, tested blue-chip stocks -- and later U.S. Treasuries. As a result, mid-cap stocks, which are the Fund's focus, were left behind. However, the stock market was re-energized in early October after the Federal Reserve lowered interest rates twice in three weeks in order to head off a serious slowdown in the U.S. economy. This late, but strong, market recovery saw mid-cap stocks rise faster than their larger brethren, although the three-week rally was not enough to close the gap. The Standard & Poor's 500 Stock Index posted a robust gain of 21.99% for the 12-month period ended October 31, 1998, while the Russell Midcap Growth Index gained 2.43%.

Performance and strategy review

For the year ended October 31, 1998, John Hancock Special Opportunities Fund's Class A and Class B shares generated total returns of -9.40% and -9.97%, respectively, at net asset value. The Fund's Class C shares, which were introduced on June 1, 1998, returned -12.71% from inception through October 31, 1998. The Fund's yearly result fell short of the -2.89% return of the average mid-cap fund, according to Lipper Analytical Services, Inc.,(1) reflecting in many cases the greater percentage of large-cap stocks

"...worries about overseas markets...came back to haunt investors in August and September..."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Special Opportunities Fund. Caption below reads "Fund management team members (l-r):
"Barbara Friedman, Ben Hock, Lisa Welch and John Golden."]
--------------------------------------------------------------------------------

================================================================================

                 John Hancock Funds - Special Opportunities Fund

"...this has been a year of transition for the Fund."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Common Stock Holdings." The first listing is EMC Corp. 2.1%, the second is Mylan Laboratories 2.0%, the third Life Re Corp. 2.0%, the fourth Genzyme Corp. 1.9% and the fifth Ascend Communications 1.8%. A note below the table reads "As a percentage of net assets on October 31, 1998."]
--------------------------------------------------------------------------------

held by the typical mid-cap fund. In contrast, we manage the Fund to be a true mid-cap fund. While this approach held us back in the downturn, it, together with our stock selections, enabled the Fund to outperform the Lipper average during the rebound in late October. Keep in mind that your net asset value return will be different from the Fund's stated performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

A year of transition

As we mentioned in the previous report, this has been a year of transition for the Fund. While the Fund's focus has always been on mid-cap stocks, we moved it to being a true mid-cap fund, with the predominant percentage of assets invested in companies with a $1 billion to $6 billion market capitalization. This distinguishes us from many of our peers, who invest a portion of their assets in larger-cap companies. In addition, we broadened the number of holdings from 60 to 100 names, adding diversification to the portfolio even within the sectors of concentration. We remain steadfast, however, in our concentration on sectors that we believe will grow faster in the future than the overall economy. During the year, the Fund's top three primary sector concentrations remained financial services, technology and health care. Together with consumer cyclicals and retail, these sectors comprised over 85% of the Fund's holdings.

Looking for higher PC demand

With the market decline in recent months, we used the buying opportunities to increase our concentration in technology stocks to 32% of net assets, from roughly 15% six months ago. EMC, Lexmark International Group and Compuware remain core holdings in the Fund. However, over the summer, we noted that with the introduction of Microsoft's Windows 98, the demand for personal computers was rebounding. Accordingly, we increased the Fund's holdings in computer component companies -- semiconductors and disk drives -- and contract manufacturers. Unfortunately, strong performance in this area was offset by some disappointments. Aspen Technology, a provider of process software primarily to companies in the petroleum and chemical industries, saw its share price decline due to uncertainty about short-term demand for the company's product and an inability to control costs. Consequently, we liquidated the position.

Good values in insurers and regional banks

After a mediocre performance during the first half of 1998, the entire financial services sector was hit hard by concerns over financial problems in Asia, Latin America and Russia, and by heavy

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Life Re Corp. followed by an up arrow with the phrase "Acquisition bid by Swiss reinsurer." The second listing is HEALTHSOUTH followed by a down arrow with the phrase "Short-term pricing pressure from HMOs." The third listing is Aspen Technology followed by a down arrow with the phrase "Questions about demand, cost control." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                 John Hancock Funds - Special Opportunities Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998." The chart is scaled in increments of 5% with -15% at the bottom and 0% at the top. The first bar represents the -9.40% Total return for John Hancock Special Opportunities Fund Class A. The second bar represents the -9.97% total return for John Hancock Special Opportunities Fund Class B. The third bar represents the -12.71%* total return for John Hancock Special Opportunities Fund Class C, and the fourth bar represents the -2.89% total return for Average mid-cap fund. A note below the chart reads "Total returns for John Hancock Special Opportunities Fund are at net asset value with all distributions reinvested. The average mid-cap fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information. * From inception June 1, 1998 to October 31, 1998."]
--------------------------------------------------------------------------------

losses in U.S. hedge funds. While many money-center banks were hurt by these issues, regional banks, which had no such vulnerability in most cases, were likewise spurned by many investors. This mass selling created many opportunities in the mid-cap sector. For example, we added to the Fund's positions in Sovereign Bancorp and First Tennessee National, while establishing a new position in Zions Bancorp. Furthermore, the Fund maintained a sizable position -- about 12% -- in insurance companies, many of which had more modest valuations than their counterparts in the bank and brokerage industries. One star performer in the financial sector was Life Re, a reinsurer of life and health risks in the United States whose stock responded well to news that the company would be taken over by a Swiss reinsurance company. Our allocation of roughly 22% of the Fund's assets to financial services stocks reflects our belief that the sector will enjoy high growth for the foreseeable future and will also see continued consolidation in both the banking and insurance segments.

Diversified health-care holdings

In health care, the third of our "big three" sector allocations, the Fund had a well-diversified position totaling approximately 16% of assets. One of our better performers was Genzyme, a biotechnology company that continued to report strong sales and earnings. Offsetting that strength to some extent was the performance of HEALTHSOUTH, a leading provider of outpatient rehabilitation services that suffered during the period from pricing pressures. Given the company's dominance in its industry and the fact that its pricing problems should be short term in nature, we have held on to the stock.

Outlook

While we believe growth in the U.S. economy will continue to slow in 1999, we see no recession on the horizon, especially given the low, and declining, interest rate environment. In fact, we expect mid-cap companies to grow their earnings over the next three to five years at a rate 50% higher than that of their big-cap counterparts. Yet, mid-cap stocks today are trading at a 15% discount to the big-cap market, providing the opportunity for mid-cap stocks to outperform. With our year of transition complete, we will continue to maintain a portfolio of mid-cap stocks, and keep our sights on the market sectors that we believe will grow faster than the overall economy. We believe it's a sound strategy for achieving solid long-term investment results.

"...mid-cap stocks today are trading at a 15% discount to the big-cap market..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

(1)Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                 John Hancock Funds - Special Opportunities Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Opportunities Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a cont-ingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                   SINCE
                                       ONE       INCEPTION
                                      YEAR       (11/1/93)
                                      ----       ---------
Cumulative Total Returns            (20.01%)       32.68%
Average Annual Total Returns        (20.01%)        5.93%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                   SINCE
                                       ONE       INCEPTION
                                      YEAR       (11/1/93)
                                      ----       ---------
Cumulative Total Returns            (20.08%)       32.95%
Average Annual Total Returns        (20.08%)        5.97%

--------------------------------------------------------------------------------
 CLASS C
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                   SINCE
                                                 INCEPTION
                                                  (6/1/98)
                                                 ---------
Cumulative Total Return                           (17.85%)
Average Annual Total Return                       (17.85%)(1)

Notes to Performance

(1) Not annualized.

================================================================================

                 John Hancock Funds - Special Opportunities Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Special Opportunities Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Stock Index and the Russell Midcap Growth Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is used to measure stock market performance. The Russell Midcap Growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater-than-average growth orientation. Past performance is not indicative of future results.

Line chart with the heading John Hancock Special Opportunities Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $26,256 as of October 31, 1998. The second line represents the Russell Midcap Growth Index and is equal to $19,181 as of October 31, 1998. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Special Opportunities Fund on November 1, 1993, before sales charge, and is equal to $14,713 as of October 31, 1998. The fourth line represents the value of the same hypothetical investment made in the John Hancock Special Opportunities Fund, after sales charge, and is equal to $13,974 as of October 31, 1998.

Line chart with the heading John Hancock Special Opportunities Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $26,256 as of October 31, 1998. The second line represents the Russell Midcap Growth Index and is equal to $19,181 as of October 31, 1998. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Special Opportunities Fund on November 1, 1993, before sales charge, and is equal to $14,206 as of October 31, 1998. The fourth line represents the value of the same hypothetical investment made in the John Hancock Special Opportunities Fund, after sales charge, and is equal to $14,006 as of October 31, 1998.

Line chart with the heading John Hancock Special Opportunities Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $10,134 as of October 31, 1998. The second line represents the Russell Midcap Growth Index and is equal to $9,197 as of October 31, 1998. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Special Opportunities Fund on June 1, 1998, before sales charge, and is equal to $8,729 as of October 31, 1998. The fourth line represents the value of the same hypothetical investment made in the John Hancock Special Opportunities Fund, after sales charge, and is equal to $8,641 as of October 31, 1998.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Special Opportunities Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common stocks (cost - $225,598,581) .......................      $231,395,845
  Joint repurchase agreement (cost - $2,025,000) ............         2,025,000
  Corporate savings account .................................             1,022
                                                                   ------------
                                                                    233,421,867
 Receivable for investments sold ............................         1,024,015
 Receivable for shares sold .................................         1,991,254
 Dividends receivable .......................................            56,742
 Interest receivable ........................................               608
 Other assets ...............................................            23,134
                                                                   ------------
             Total Assets ...................................       236,517,620
             ------------------------------------------------------------------
Liabilities:
 Payable for investments purchased ..........................           603,100
 Payable for shares repurchased .............................           167,080
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ...................................           263,351
 Accounts payable and accrued expenses ......................            57,378
                                                                   ------------
             Total Liabilities ..............................         1,090,909
             ------------------------------------------------------------------
Net Assets:
 Capital paid-in ............................................       232,262,268
 Accumulated net realized loss on investments sold ..........        (2,619,524)
 Net unrealized appreciation of investments .................         5,798,876
 Accumulated net investment loss ............................           (14,909)
                                                                   ------------
             Net Assets .....................................      $235,426,711
             ==================================================================
Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $101,138,308 / 11,103,420 ........................             $9.11
 ==============================================================================
 Class B - $134,188,022 / 15,394,000 ........................             $8.72
 ==============================================================================
 Class C * - $100,381 / 11,518 ..............................             $8.72
 ==============================================================================
Maximum Offering Price Per Share**
 Class A - ($9.11 x 105.26%) ................................             $9.59
 ==============================================================================

 * Class C shares commenced operations on June 1, 1998.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1998
-------------------------------------------------------------------------------

Investment Income:
 Dividends ..................................................        $1,774,039
 Interest ...................................................           407,412
                                                                   ------------
                                                                      2,181,451
                                                                   ------------
 Expenses:
  Investment management fee - Note B ........................         2,380,126
  Distribution and service fee -- Note B
   Class A ..................................................           370,559
   Class B ..................................................         1,703,417
   Class C ..................................................               144
  Transfer agent fee - Note B ...............................         1,152,375
  Custodian fee .............................................            82,696
  Registration and filing fees ..............................            50,128
  Financial services fee - Note B ...........................            49,802
  Printing ..................................................            40,851
  Auditing fee ..............................................            31,014
  Organization expense - Note A .............................            26,125
  Trustees' fees ............................................            19,317
  Miscellaneous .............................................             6,993
  Legal fees ................................................             2,291
                                                                   ------------
             Total Expenses .................................         5,915,838
             ------------------------------------------------------------------
             Net Investment Loss ............................        (3,734,387)
             ------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold ......................        11,463,586
 Change in net unrealized appreciation/depreciation
  of investments ............................................       (32,557,064)
                                                                   ------------
             Net Realized and Unrealized
             Loss on Investments ............................       (21,093,478)
             ------------------------------------------------------------------
             Net Decrease in Net Assets
             Resulting from Operations ......................      ($24,827,865)
             ==================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Special Opportunities Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               YEAR ENDED OCTOBER 31,
                                                                           ------------------------------
                                                                                1997             1998
                                                                           -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss .................................................     ($3,706,097)     ($3,734,387)
   Net realized gain on investments sold ...............................      60,340,967       11,463,586
   Change in net unrealized appreciation/depreciation of investments ...     (30,342,802)     (32,557,064)
                                                                           -------------    -------------
     Net Increase(Decrease) in Net Assets Resulting from Operations ....      26,292,068      (24,827,865)
                                                                           -------------    -------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold
     Class A - ($0.4581 and $1.3062 per share, respectively) ...........      (6,629,671)     (15,933,609)
     Class B - ($0.4581 and $1.3062 per share, respectively) ...........     (10,356,319)     (23,732,786)
                                                                           -------------    -------------
       Total Distributions to Shareholders .............................     (16,985,990)     (39,666,395)
                                                                           -------------    -------------
From Fund Share Transactions - Net:* ...................................     (57,976,265)     (46,888,774)
                                                                           -------------    -------------
Net Assets:
   Beginning of period .................................................     395,479,932      346,809,745
                                                                           -------------    -------------
   End of period (including accumulated net investment loss of $16,773
     and $14,909, respectively) ........................................    $346,809,745     $235,426,711
                                                                           =============    =============

*Analysis of Fund Share Transactions:

                                                       YEAR ENDED OCTOBER 31,
                                 ----------------------------------------------------------------
                                              1997                              1998
                                 ------------------------------    ------------------------------
                                     SHARES           AMOUNT           SHARES          AMOUNT
                                 -------------    -------------    -------------    -------------
CLASS A
   Shares sold ...............      13,788,334     $149,978,302        6,953,677      $70,620,558
   Shares reinvested .........         574,409        6,255,139        1,542,642       15,071,789
                                 -------------    -------------    -------------    -------------
                                    14,362,743      156,233,441        8,496,319       85,692,347
   Less shares repurchased ...     (16,237,930)    (175,622,420)      (9,853,865)    (100,927,104)
                                 -------------    -------------    -------------    -------------
   Net decrease ..............      (1,875,187)    ($19,388,979)      (1,357,546)    ($15,234,757)
                                 =============    =============    =============    =============
CLASS B
   Shares sold ...............       4,201,630      $43,981,077        1,738,672      $17,297,307
   Shares reinvested .........         886,671        9,406,661        2,298,572       21,629,593
                                 -------------    -------------    -------------    -------------
                                     5,088,301       53,387,738        4,037,244       38,926,900
   Less shares repurchased ...      (8,910,759)     (91,975,024)      (7,219,381)     (70,681,852)
                                 -------------    -------------    -------------    -------------
   Net decrease ..............      (3,822,458)    ($38,587,286)      (3,182,137)    ($31,754,952)
                                 =============    =============    =============    =============
CLASS C**
   Shares sold ...............              --               --           11,518         $100,935
                                 -------------    -------------    -------------    -------------
   Net increase ..............              --               --           11,518         $100,935
                                 =============    =============    =============    =============

** Class C shares commenced operations on June 1, 1998.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Special Opportunities Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED OCTOBER 31,
                                                                 --------------------------------------------------------------
                                                                   1994           1995         1996         1997         1998
                                                                 --------       --------     --------     --------     --------
CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period ........................      $8.50          $7.93        $9.32       $10.92       $11.40
                                                                 --------       --------     --------     --------     --------
 Net Investment Loss (1) .....................................      (0.03)         (0.07)       (0.11)       (0.06)       (0.09)
 Net Realized and Unrealized Gain (Loss) on Investments ......      (0.54)          1.46         3.34         1.00        (0.89)
                                                                 --------       --------     --------     --------     --------
  Total from Investment Operations ...........................      (0.57)          1.39         3.23         0.94        (0.98)
                                                                 --------       --------     --------     --------     --------
 Less Distributions:
 Distributions from Net Realized Gain on Investments Sold ....         --             --        (1.63)       (0.46)       (1.31)
                                                                 --------       --------     --------     --------     --------
 Net Asset Value, End of Period ..............................      $7.93          $9.32       $10.92       $11.40        $9.11
                                                                 ========       ========     ========     ========     ========
 Total Investment Return at Net Asset Value (2) ..............      (6.71%)        17.53%       36.15%        8.79%       (9.40%)
 Total Adjusted Investment Return at Net Asset Value (2,3) ...      (6.83%)           --           --           --           --
Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ....................    $92,325       $101,562     $156,578     $141,997     $101,138
 Ratio of Expenses to Average Net Assets .....................       1.50%          1.59%        1.59%        1.59%        1.59%
 Ratio of Adjusted Expenses to Average Net Assets (4) ........       1.62%            --           --           --           --
 Ratio of Net Investment Loss to Average Net Assets ..........      (0.41%)        (0.87%)      (1.00%)      (0.57%)      (0.86%)
 Ratio of Adjusted Net Investment Loss to Average
  Net Assets (4) .............................................      (0.53%)           --           --           --           --
 Portfolio Turnover Rate .....................................         57%           155%         240%         317%         168%
 Expense Reimbursement Per Share .............................      $0.01(1)          --           --           --           --

CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period ........................      $8.50          $7.87        $9.19       $10.67       $11.03
                                                                 --------       --------     --------     --------     --------
 Net Investment Loss (1) .....................................      (0.09)         (0.13)       (0.18)       (0.13)       (0.15)
 Net Realized and Unrealized Gain (Loss) on Investments ......      (0.54)          1.45         3.29         0.95        (0.85)
                                                                 --------       --------     --------     --------     --------
  Total from Investment Operations ...........................      (0.63)          1.32         3.11         0.82        (1.00)
                                                                 --------       --------     --------     --------     --------
 Less Distributions:
 Distributions from Net Realized Gain on Investments Sold ....         --             --        (1.63)       (0.46)       (1.31)
                                                                 --------       --------     --------     --------     --------
 Net Asset Value, End of Period ..............................      $7.87          $9.19       $10.67       $11.03        $8.72
                                                                 ========       ========     ========     ========     ========
 Total Investment Return at Net Asset Value (2) ..............      (7.41%)        16.77%       35.34%        7.84%       (9.97%)
 Total Adjusted Investment Return at Net Asset Value (2,3) ...      (7.53%)           --           --           --           --
Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ....................   $131,983       $137,363     $238,901     $204,812     $134,188
 Ratio of Expenses to Average Net Assets .....................       2.22%          2.30%        2.29%        2.28%        2.27%
 Ratio of Adjusted Expenses to Average Net Assets (4) ........       2.34%            --           --           --           --
 Ratio of Net Investment Loss to Average Net Assets ..........      (1.13%)        (1.55%)      (1.70%)      (1.25%)      (1.54%)
 Ratio of Adjusted Net Investment Loss to Average
  Net Assets (4) .............................................      (1.25%)           --           --           --           --
 Portfolio Turnover Rate .....................................         57%           155%         240%         317%         168%
 Expense Reimbursement Per Share .............................      $0.01(1)          --           --           --           --

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Special Opportunities Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                   PERIOD FROM JUNE 1, 1998
                                                 (COMMENCEMENT OF OPERATIONS)
                                                      TO OCTOBER 31, 1998
                                                 ----------------------------
CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period .................     $9.99
                                                          -------
 Net Investment Loss (1) ..............................     (0.06)
 Net Realized and Unrealized Loss on Investments ......     (1.21)
                                                          -------
  Total From Investment Operations ....................     (1.27)
                                                          -------
 Net Asset Value, End of Period .......................     $8.72
                                                          =======
 Total Investment Return at Net Asset Value (2) .......    (12.71%)(6)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) .............      $100
 Ratio of Expenses to Average Net Assets ..............      2.29%(5)
 Ratio of Net Investment Loss to Average Net Assets ...     (1.66%)(5)
 Portfolio Turnover Rate ..............................       168%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation which does not take into consideration fee reductions by the adviser during the periods shown.
(4) Unreimbursed, without fee reduction.
(5) Annualized.
(6) Not annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: the net investment income (loss), gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Special Opportunities Fund

Schedule of Investments
October 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Special Opportunities Fund on October 31, 1998. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------     -----

COMMON STOCKS
Advertising (2.23%)
  Lamar Advertising Co.* .......................          78,000      $2,435,066
  Outdoor Systems, Inc.* .......................         127,050       2,803,041
                                                                     -----------
                                                                       5,238,107
                                                                     -----------
Automobile/Trucks (1.52%)
  Avis Rent A Car, Inc.* .......................         176,020       3,586,407
                                                                     -----------
Banks - United States (5.03%)
  First American Corp. .........................          65,000       2,681,250
  First Tennessee National Corp. ...............          87,800       2,782,162
  Northern Trust Corp. .........................          42,500       3,134,375
  Regions Financial Corp. ......................          75,900       2,808,300
  Zions Bancorp ................................           8,000         424,500
                                                                     -----------
                                                                      11,830,587
                                                                     -----------
Broker Services (0.32%)
  Paine Webber Group Inc. ......................          22,600         755,688
                                                                     -----------
Business Services - Misc. (2.71%)
  ACNielsen Corp.* .............................          21,200         567,100
  Interim Services, Inc. * .....................         118,700       2,522,375
  Modis Professional Services, Inc.* ...........         140,100       2,469,262
  Select Appointments Holdings PLC,
    American Depositary Receipts (ADR)
    (United Kingdom) ...........................          48,500         824,500
                                                                     -----------
                                                                       6,383,237
                                                                     -----------
Computers (19.64%)
  Ascend Communications, Inc.* .................          87,900       4,241,175
  BEA Systems, Inc.* ...........................         128,400       2,515,844
  BMC Software, Inc.*  .........................          30,500       1,465,906
  Cadence Design Systems, Inc.* ................          84,000       1,795,500
  Cambridge Technology Partners, Inc.* .........          67,300       1,489,013
  Citrix Systems, Inc.* ........................          46,500       3,295,687
  Compuware Corp.* .............................          29,600       1,603,950
  E*TRADE Group, Inc.* .........................          43,900         790,200
  EMC Corp.* ...................................          75,700       4,873,187
  Excite, Inc.* ................................          17,500         674,844
  Fiserv, Inc.* ................................          47,900       2,227,350
  Gartner Group, Inc. (Class A)* ...............          30,500         606,188
  Keane, Inc.* .................................          50,600       1,682,450
  Lexmark International Group, Inc.
    (Class A)* .................................          41,635       2,911,848
  Network Appliance, Inc.* .....................          10,800         591,300
  Network Associates, Inc.* ....................          76,000       3,230,000
  Novell, Inc.* ................................          79,800       1,187,025
  Quantum Corp.* ...............................         112,800       1,974,000
  Sterling Commerce, Inc.* .....................          62,600       2,206,650
  SunGard Data Systems, Inc.* ..................          66,950       2,259,562
  Unisys Corp.* ................................         122,300       3,256,237
  Wang Laboratories, Inc.* .....................          63,300       1,353,038
                                                                     -----------
                                                                      46,230,954
                                                                     -----------
Cosmetics & Personal Care (2.78%)
  Dial Corp. (The) .............................          99,400       2,739,713
  Estee Lauder Cos., Inc. (The) (Class A) ......          11,200         734,300
  Rexall Sundown, Inc.* ........................         104,800       1,879,850
  Twinlab Corp.* ...............................          53,900       1,195,906
                                                                     -----------
                                                                       6,549,769
                                                                     -----------
Electronics (6.04%)
  Artesyn Technologies, Inc.* ..................         106,800       1,541,925
  Jabil Circuit, Inc.* .........................          60,200       2,788,012
  Linear Technology Corp. ......................          21,800       1,299,825
  Maxim Intergrated Products, Inc.* ............          38,300       1,366,831
  Sanmina Corp.* ...............................          27,000       1,107,000
  SCI Systems, Inc* ............................          46,700       1,844,650
  Vitesse Semiconductor Corp.* .................          21,300         686,925
  Waters Corp.* ................................          48,900       3,594,150
                                                                     -----------
                                                                      14,229,318
                                                                     -----------
Finance (5.02%)
  Charter One Financial, Inc. ..................          91,875       2,520,820
  CIT Group, Inc. (The) (Class A) ..............          87,100       2,378,919
  Concord EFS, Inc.* ...........................          46,200       1,316,700
  FINOVA Group, Inc. (The) .....................          33,500       1,633,125
  Sovereign Bancorp., Inc. .....................         177,600       2,331,000
  Waddell & Reed Financial, Inc. (Class A) .....          78,000       1,633,125
                                                                     -----------
                                                                      11,813,689
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Special Opportunities Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------     -----

Food (1.23%)
  Aurora Foods, Inc.*  .........................         117,000      $2,047,500
  International Home Foods, Inc.* ..............          47,600         844,900
                                                                     -----------
                                                                       2,892,400
                                                                     -----------
Funeral Services & Related (0.74%)
  Loewen Group, Inc. (Canada) ..................         194,700       1,740,131
                                                                     -----------
Furniture (1.14%)
  Leggett & Platt, Inc. ........................         115,000       2,688,125
                                                                     -----------
Household (0.65%)
  WestPoint Stevens Inc.* ......................          54,100       1,538,469
                                                                     -----------
Insurance (11.72%)
  Ace, Ltd. (Bermuda)  .........................          84,900       2,875,988
  Allmerica Financial Corp. ....................          47,800       2,390,000
  CMAC Investment Corp. ........................          48,400       2,026,750
  Executive Risk, Inc. .........................          57,500       2,731,250
  EXEL Ltd. (Class A) (Bermuda) ................          38,842       2,968,985
  Horace Mann Educators Corp. ..................          44,200       1,265,225
  Life Re Corp. ................................          50,525       4,714,614
  Mutual Risk Management Ltd. ..................          86,600       2,928,163
  Reinsurance Group of America, Inc. ...........          47,100       2,237,250
  ReliaStar Financial Corp. ....................          79,000       3,461,187
                                                                     -----------
                                                                      27,599,412
                                                                     -----------
Leisure (0.93%)
  Hasbro, Inc. .................................          62,200       2,180,887
                                                                     -----------
Media (4.12%)
  Central Newspapers, Inc. (Class A) ...........          46,100       3,033,956
  Chancellor Media Corp.* ......................          16,300         625,513
  Clear Channel Communications, Inc.* ..........          50,000       2,278,125
  Sinclair Broadcast Group, Inc. (Class A)* ....         113,800       1,479,400
  Univision Communications, Inc.
    (Class A)* .................................          77,400       2,283,300
                                                                     -----------
                                                                       9,700,294
                                                                     -----------
Medical (15.04%)
  Elan Corp., PLC (ADR) (Ireland)* .............          43,700       3,061,731
  Forest Laboratories, Inc.* ...................          66,400       2,776,350
  Genzyme Corp.* ...............................         106,500       4,479,656
  HCR Manor Care, Inc.* ........................          82,700       2,687,750
  Health Management Associates, Inc.
    (Class A)* .................................         117,650       2,095,641
  HEALTHSOUTH Corp.* ...........................         160,700       1,948,488
  Humana, Inc.* ................................         200,800       3,802,650
  Mylan Laboratories Inc. ......................         138,900       4,783,369
  Omnicare, Inc. ...............................         104,075       3,597,092
  Sofamor Danek Group, Inc.* ...................          27,650       2,809,931
  STERIS Corp.* ................................          82,900       1,906,700
  Stryker Corp. ................................          34,700       1,455,231
                                                                     -----------
                                                                      35,404,589
                                                                     -----------
Office (0.47%)
  Office Depot, Inc.*  ...........................        44,300       1,107,500
                                                                     -----------
Oil & Gas (2.96%)
  Anadarko Petroleum Corp. .......................        19,800         670,725
  Apache Corp. ...................................        70,600       1,998,863
  Burlington Resources, Inc. .....................        28,200       1,161,488
  Diamond Offshore Drilling, Inc. ................        30,800         945,175
  Noble Affiliates, Inc. .........................        34,900       1,142,975
  R&B Falcon Corp.* ..............................        77,500       1,051,094
                                                                     -----------
                                                                       6,970,320
                                                                     -----------
Retail (5.62%)
  CVS Corp. ......................................        65,200       2,978,825
  Meyer (Fred), Inc.*  ...........................        35,900       1,913,919
  Pier 1 Imports, Inc. ...........................       116,138       1,074,272
  Richfood Holdings, Inc. ........................       125,500       2,227,625
  Rite Aid Corp. .................................        61,500       2,440,781
  Staples, Inc.* .................................        79,600       2,596,950
                                                                     -----------
                                                                      13,232,372
                                                                     -----------
Telecommunications (6.73%)
  American Tower Corp. (Class A)* ................       115,500       2,526,562
  Global Crossing Ltd.* ..........................        77,300       2,222,375
  Global TeleSystems Group, Inc.* ................        40,200       1,610,513
  ICG Communications, Inc.* ......................        92,600       1,915,663
  Intermedia Communications, Inc.* ...............        95,600       1,768,600
  McLeodUSA, Inc. (Class A)* .....................        94,400       3,451,500
  NEXTLINK Communications, Inc.
    (Class A)* ...................................        56,000       1,435,000
  Tel-Save Holdings, Inc.* .......................       102,300         917,508
                                                                     -----------
                                                                      15,847,721
                                                                     -----------
Utilities (0.85%)
  Florida Progress Corp. .........................        23,600         989,725
  Montana Power Co. ..............................        23,100       1,000,519
                                                                     -----------
                                                                       1,990,244
                                                                     -----------
Waste Disposal Service & Equip. (0.80%)
  Republic Services, Inc. (Class A)* .............        86,200       1,885,625
                                                                     -----------
                               TOTAL COMMON STOCKS
                               (Cost $225,598,581)        (98.29%)   231,395,845
                                                         -------     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Special Opportunities Fund

                                          INTEREST       PAR VALUE     MARKET
ISSUER, DESCRIPTION                         RATE      (000s OMITTED)    VALUE
-------------------                       --------    --------------   ------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.86%)
  Investment in a joint repurchase
   agreement transaction with
   HSBC Securities, Inc. -
   Dated 10-30-98, due 11-02-98
   (Secured by U.S. Treasury Bond,
   7.125%, due 02-15-23 and
   U.S. Treasury Notes, 6.25%,
   due 01-31-02 thru 02-28-02)
   -- Note A ........................       5.38%          $2,025     $2,025,000
                                                                    ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.35% .........................                           1,022
                                                                    ------------
                    TOTAL SHORT-TERM INVESTMENTS            (0.86%)    2,026,022
                                                          -------   ------------
                               TOTAL INVESTMENTS           (99.15%)  233,421,867
                                                          -------   ------------
               OTHER ASSETS AND LIABILITIES, NET            (0.85%)    2,004,844
                                                          -------   ------------
                                TOTAL NET ASSETS          (100.00%) $235,426,711
                                                          =======   ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Special Opportunities Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at October 31, 1998 assigned to country categories.

                                                                  MARKET VALUE
                                                                AS A PERCENTAGE
                                                                   OF FUND'S
COUNTRY DIVERSIFICATION                                            NET ASSETS
-----------------------                                         ---------------
Bermuda .....................................................         2.48%
Canada ......................................................         0.74
Ireland .....................................................         1.30
United Kingdom ..............................................         0.35
United States ...............................................        94.28
                                                                     -----
            TOTAL INVESTMENTS ...............................        99.15%
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Special Opportunities Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III ("the Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Special Opportunities Fund (the "Fund"), John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is long-term capital appreciation.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares, effective June 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at October 31, 1998, the Fund has $8,860,270 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The Fund's carryforwards expire as follows: October 31, 1999 -- $1,297,087, October 31, 2000 -- $12,856,
October 31, 2001 -- $3,094,744 and October 31, 2002 -- $4,455,583. Availability
of a certain amount of loss carryforwards which were acquired on December 16, 1994 and September 6, 1996 in mergers, may be limited in a given year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Special Opportunities Fund

distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks, which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1998.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 PM, London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counter-

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Special Opportunities Fund

parties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   At October 31, 1998, there were no open forward foreign currency exchange contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1998, there were no open positions in financial futures contracts.

SHORT SALE POSITIONS The Fund, in "selling short," sells borrowed securities which must at some date be repurchased and returned to the lender. The risk associated with this practice is that, if the market value of securities sold short increases, the Fund may realize losses upon repurchase at prices which may exceed the prices used in determining the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the Fund may be unable to repurchase securities to close its short positions except at prices above those previously quoted in the market.

   At October 31, 1998, there were no open positions in short sales.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $193,713. Out of this amount, $30,378 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $70,275 was paid as sales commissions to unrelated broker-dealers and $93,060 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Special Opportunities Fund

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $540,367.

   Class C shares which are redeemed within one year of purchase will be subject to a contingent deferred sales charge ("CDSC") at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1998, there were no contingent deferred sales charges.

   In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,612.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1998, aggregated $487,559,816 and $573,767,912, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1998.

   The cost of investments owned at October 31, 1998 (excluding the corporate savings account) for federal income tax purposes was $230,243,107. Gross unrealized appreciation and depreciation of investments aggregated $29,532,267 and $26,354,529, respectively, resulting in net unrealized appreciation of $3,177,738.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the period ended October 31, 1998, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Special Opportunities Fund

investments sold of $14,002,928, a decrease in accumulated net investment loss of $3,736,251 and an increase in capital paid-in of $10,266,677. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses and utilized capital loss carryforwards in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice know as equalization. The calculation of net investment loss per share in the financial highlights excludes these adjustments.

================================================================================

                 John Hancock Funds - Special Opportunities Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Special Opportunities Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Special Opportunities Fund (the "Fund") (a series of John Hancock Investment Trust III)at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1998.

   The Fund has designated distributions to shareholders of $29,946,760 as capital gain dividends.

   With respect to the distributions paid by the Fund for the fiscal year ended October 31, 1998, 14.46% of the distributions qualify for the corporate dividends received deduction.

   Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions that are taxable for calendar year 1998.

======================================NOTES=====================================

                 John Hancock Funds - Special Opportunities Fund

======================================NOTES=====================================

                 John Hancock Funds - Special Opportunities Fund

======================================NOTES=====================================

                 John Hancock Funds - Special Opportunities Fund

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603             Randolph, MA
       1-800-225-5291  1-800-554-6713 (TDD)                     Permit No. 75
       INTERNET: www.jhancock.com/funds                       ----------------

--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Special Opportunities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                             3900A 10/98
                                                                           12/98

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm." A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                  ANNUAL REPORT
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                     Growth
                                      Fund

                                OCTOBER 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                   ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

      Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

      Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

      Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                 BY BENJAMIN A. HOCK JR., CFA, PORTFOLIO MANAGER

                                  John Hancock
                                   Growth Fund

         Fund gains ground despite challenges of volatile world markets

Extreme volatility in global financial markets has been the rule rather than the exception since our last annual report. Financial and political instability raged on in many developing nations. Japan's banking woes continued and investors remained concerned about the impact Asia's ills might have on the U.S. economy and corporate profitability. This past summer, other significant developments included Russia's currency crisis and China's emerging fiscal challenges.

      During the period, the broad U.S. stock market repeatedly hit record highs, with the rally peaking in mid-July. Shortly thereafter, however, it suffered a severe setback, dropping close to 20% from its July peak before rebounding to end October down by 7% from the peak. An ongoing global flight to quality caused the bellwether 30-year U.S. Treasury bond to rally impressively throughout the period.

      Like most stocks and mutual funds, John Hancock Growth Fund did not escape the widespread turbulence unscathed. However, through keen stock selection, a timely restructuring and a disciplined investment approach, the Fund closed fiscal 1998 on an upbeat note, posting total returns of 9.80% and 9.04% for Class A and Class B shares, respectively, at net asset value. This return compares with the 9.61% total return realized by the average growth fund, according to Lipper Analytical Services, Inc.1 The Fund's Class C shares, which commenced operations June 1, 1998, returned -0.28% from inception through October 31, 1998. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period

"Extreme volatility in global financial markets has been the rule..."

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Growth Fund. Caption below reads "Fund management team members (l-r): "Lisa Welch, Ben Hock, John Golden and Linda Miller."]
--------------------------------------------------------------------------------

================================================================================

                        John Hancock Funds - Growth Fund

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Common Stock Holdings." The first listing is IBM 5.0%, the second is Warner-Lambert 4.3%, the third Wal-Mart Stores 4.3%, the fourth MCI WorldCom 4.2% and the fifth Schering-Plough 4.2%. A note below the table reads "As a percentage of net assets on October 31, 1998."]
--------------------------------------------------------------------------------

and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

A more streamlined portfolio

As the fiscal year progressed, we made substantial changes in the Fund's portfolio. We weeded out holdings that were no longer performing in line with our expectations, such as several semiconductor companies, and we sold a good number of issues that had experienced a solid run-up in price. For the most part, the majority of the holdings that we sold were cyclical, energy, industrial and financial companies. The timing of our scaleback proved advantageous, as many holdings were sold during the summer stock market rally. Thus, the Fund was able to avoid the worst of August's dramatic downturn. Some notable holdings from which the Fund realized considerable profit upon sale included Coca-Cola, Gillette, Mellon Bank, Chase Manhattan Corp., Banc One Corp., First Data Corp., Schlumberger, Halliburton, Interpublic Group and America Online.

      As a result of the consolidation process, the Fund's portfolio now includes a more manageable number of stocks across a variety of industries. Most of our holdings are large-company positions. In fact, the average market capitalization (the total value of a firm's outstanding shares) of the Fund's portfolio has risen to approximately $23 billion, up from $13 billion.

Earnings growth, consistency, resiliency

When trimming back the Fund's portfolio and selecting new holdings, we took a bottom-up approach. This means we evaluated portfolio candidates on a stock-by-stock basis, looking at such fundamentals as a company's ability to consistently grow its earnings and maintain solid cash flows. A differentiated product or service, sound management teams and resilience in the face of changing economic conditions are other critical criteria. We favor growing companies at attractive valuations, an investment strategy known as GAARP -- growth at a reasonable price. By being disciplined in our investment process, we believe we can provide the Fund with the ability to meet the challenges of any market environment head on.

Three themes emerge

While we are true bottom-up stock pickers, at times themes emerge from our selection process. Such was the case during the past fiscal year. As we sold holdings from the portfolio, we redeployed assets into three key sectors of the market that we believe offer significant long-term growth potential and a degree of insulation from the world's widespread financial crisis: technology, health care and retail.

"The timing of our scaleback proved advantageous..."

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is EMC Corp. followed by an up arrow with the phrase "Surge in demand for data storage; Y2K player." The second listing is Schering-Plough followed by an up arrow with the phrase "Strong product line, dominant market share." The third listing is Williams Cos., Inc. followed by a sideways arrow with the phrase "Challenging energy environment." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                        John Hancock Funds - Growth Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998." The chart is scaled in increments of 2% with -2% at the bottom and 10% at the top. The first bar represents the 9.80% total return for John Hancock Growth Fund Class A. The second bar represents the 9.04% total return for John Hancock Growth Fund Class
B. The third bar represents the -0.28%* total return for John Hancock Growth Fund Clas C and the fourth bar represents the 9.61% total return for Average growth fund. A note below the chart reads "Total returns for John Hancock Growth Fund are at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information. * From inception June 1, 1998 to October 31, 1998."]
--------------------------------------------------------------------------------

      The global dominance of U.S. technology companies and the world's insatiable appetite for technological innovation continue to make the technology industry a highly attractive sector in which to invest -- despite sometimes unsettling bouts of growing pains. Companies such as Cisco Systems, Microsoft and EMC Corp. are in the vanguard of the computer services and software industries. Also falling under the wide umbrella are many fast-growing media and telecommunication companies, MCI WorldCom being just one holding worth mentioning.

      In the health-care arena, large pharmaceutical companies such as Schering-Plough, Warner-Lambert, Merck, Johnson & Johnson and Abbott Laboratories are benefiting from new, breakthrough products, an improved FDA approval cycle and changing demographics.

      On the retail front, record low unemployment, rising household incomes and a healthy U.S. economy have served to make consumers much more confident in their spending habits. Companies such as Rite Aid, Walgreen, Costco, and Wal-Mart are not only benefiting from a favorable U.S. backdrop, but they are also benefiting from the Asian Flu. The cost of the goods they sell has fallen dramatically as imports have become much cheaper. Additionally, because they are domestically oriented, value-focused companies, they are not subject to fluctuating currencies and can be considered somewhat recession resistant.

Outlook

Despite the market's recent jolt, the backdrop for investing in U.S. equities remains favorable. Inflation is dormant. Employment is strong. And the Federal Reserve Board seems to have initiated a policy of monetary easing that we believe may well continue into 1999. This, in turn, serves to inject liquidity into the market, helps lower borrowing costs and sets the stage for a more profitable environment in which to conduct business. Having said that, it should be noted that it will take time for the world's markets and economies to solve many of today's pressing issues. By staying focused in our stock and industry selections and by targeting only those companies with rising earnings and revenue streams, we believe we can position the Fund's portfolio to weather the challenges that may lie ahead.

"...targeting only those companies with rising earnings and revenue streams..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                        John Hancock Funds - Growth Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                  ONE      FIVE       TEN
                                 YEAR      YEARS      YEARS
                                 ----      -----      -----
Cumulative Total Returns       (5.00%)     64.91%    234.41%
Average Annual Total Returns   (5.00%)     10.52%    12.83%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                     SINCE
                                             ONE   INCEPTION
                                            YEAR   (1/3/94)
                                            ----   --------
Cumulative Total Returns                  (4.78%)   65.74%
Average Annual Total Returns              (4.78%)   11.25%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                            SINCE
                                          INCEPTION
                                          (6/1/98)
                                          --------
Cumulative Total Return                    (5.67%)
Average Annual Total Return                (5.67%)(1)

Notes to Performance

(1)   Not annualized.

================================================================================

                        John Hancock Funds - Growth Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is commonly used to measure stock market performance. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Growth Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $51,737 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Growth Fund on October 31, 1988, before sales charge, and is equal to $36,476 as of October 31, 1998. The third line represents the value of the same hypothetical investment made in the John Hancock Growth Fund, after sales charge, and is equal to $34,662 as of October 31, 1998.

Line chart with the heading John Hancock Growth Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $26,192 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Growth Fund on January 3, 1994, before sales charge, and is equal to $17,563 as of October 31, 1998. The third line represents the value of the same hypothetical investment made in the John Hancock Growth Fund, after sales charge, and is equal to $17,363 as of October 31, 1998.

Line chart with the heading John Hancock Growth Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $10,134 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Growth Fund on June 1, 1998, before sales charge, and is equal to $9,972 as of October 31, 1998. The third line represents the value of the same hypothetical investment made in the John Hancock Growth Fund, after sales charge, and is equal to $9,872 as of October 31, 1998.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Growth Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks (cost - $462,519,771) .....................       $583,335,259
   Joint repurchase agreement (cost - $12,312,000) .........         12,312,000
   Corporate savings account ...............................              5,802
                                                                  -------------
                                                                    595,653,061
  Receivable for investments sold ..........................         16,882,521
  Receivable for shares sold ...............................             32,642
  Dividends receivable .....................................            353,093
  Interest receivable ......................................              3,700
  Other assets .............................................             36,366
                                                                  -------------
                Total Assets ...............................        612,961,383
                ---------------------------------------------------------------
Liabilities:
  Payable for shares repurchased ...........................            109,009
  Payable for investments purchased ........................         13,037,150
  Payable to John Hancock Advisers, Inc. ...................
   and affiliates - Note B .................................            550,298
  Accounts payable and accrued expenses ....................             74,119
                                                                  -------------
                Total Liabilities ..........................         13,770,576
                ---------------------------------------------------------------
Net Assets:
  Capital paid-in ..........................................        404,741,601
  Accumulated net realized gain on investments .............         73,650,266
  Net unrealized appreciation of investments ...............        120,818,270
  Accumulated net investment loss ..........................            (19,330)
                                                                  -------------
                Net Assets .................................       $599,190,807
                ===============================================================
Net Asset Value Per Share:
  (Based on net assets and shares of beneficial
   interest outstanding - unlimited
   number of shares authorized with no par value)
  Class A - $381,590,550/17,135,682 ........................             $22.27
  =============================================================================
  Class B - $217,448,088/10,172,830 ........................             $21.38
  =============================================================================
  Class C* - $152,169/7,122 ................................             $21.37
  =============================================================================
Maximum Offering Price Per Share**
  Class A - ( $22.27 x 105.26%) ............................             $23.44
  =============================================================================

 *    Class C shares commenced operations on June 1, 1998.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $12,305) ..         $4,173,719
  Interest .................................................          1,198,053
                                                                  -------------
                                                                      5,371,772
                                                                  -------------
  Expenses:
   Investment management fee - Note B ......................          4,442,408
   Distribution and service fee - Note B
    Class A ................................................          1,150,765
    Class B ................................................          2,030,009
    Class C ................................................                890
   Transfer agent fee - Note B .............................          1,580,024
   Custodian fee ...........................................            134,069
   Financial services fee - Note B .........................             97,772
   Registration and filing fees ............................             85,076
   Auditing fee ............................................             55,998
   Printing ................................................             43,789
   Trustees' fees ..........................................             31,219
   Miscellaneous ...........................................             17,480
   Interest expense - Note A ...............................             13,216
   Legal fees ..............................................                802
                                                                  -------------
                Total Expenses .............................          9,683,517
                ---------------------------------------------------------------
                Net Investment Loss ........................         (4,311,745)
                ---------------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold ....................         91,144,971
  Change in net unrealized appreciation/depreciation
   of investments ..........................................        (38,147,156)
                                                                  -------------
                Net Realized and Unrealized
                Gain on Investments ........................         52,997,815
                ---------------------------------------------------------------
                Net Increase in Net Assets
                Resulting from Operations ..................        $48,686,070
                ===============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Growth Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           YEAR ENDED OCTOBER 31,
                                                                        -----------------------------
                                                                             1997            1998
                                                                        -------------   -------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment loss ................................................    ($1,868,110)    ($4,311,745)
  Net realized gain on investments sold ..............................     70,849,140      91,144,971
  Change in net unrealized appreciation/depreciation of investments ..    (21,033,620)    (38,147,156)
                                                                        -------------   -------------
    Net Increase in Net Assets Resulting from Operations .............     47,947,410      48,686,070
                                                                        -------------   -------------
Distributions to Shareholders:
  Distributions from net realized gain on investments sold
    Class A - ($2.2830 and $4.1588 per share, respectively) ..........    (26,978,610)    (52,605,912)
    Class B - ($2.2830 and $4.1588 per share, respectively) ..........     (2,737,474)     (6,547,479)
                                                                        -------------   -------------
    Total Distributions to Shareholders ..............................    (29,716,084)    (59,153,391)
                                                                        -------------   -------------
From Fund Share Transactions - Net:* .................................     16,367,439     270,160,343
                                                                        -------------   -------------
Net Assets:
  Beginning of period ................................................    304,899,020     339,497,785
                                                                        -------------   -------------
  End of period (including accumulated net investment
    loss of $12,639 and $19,330, respectively) .......................   $339,497,785    $599,190,807
                                                                        =============   =============

* Analysis of Fund Share Transactions:

                                                                                    YEAR ENDED OCTOBER 31,
                                                          -------------------------------------------------------------------------
                                                                        1997                                    1998
                                                          ---------------------------------       ---------------------------------
                                                              SHARES             AMOUNT              SHARES               AMOUNT
                                                          -------------       -------------       -------------       -------------
CLASS A
  Shares sold ......................................          5,919,970        $132,758,761           6,396,870        $142,420,669
  Shares issued in reorganization - Note D .........                 --                  --           3,892,361          81,397,839
  Shares reinvested ................................          1,190,442          25,034,980           2,338,784          48,248,711
                                                          -------------       -------------       -------------       -------------
                                                              7,110,412         157,793,741          12,628,015         272,067,219
  Less shares repurchased ..........................         (6,681,624)       (150,827,840)         (7,925,886)       (175,825,692)
                                                          -------------       -------------       -------------       -------------
  Net increase .....................................            428,788          $6,965,901           4,702,129         $96,241,527
                                                          =============       =============       =============       =============
CLASS B
  Shares sold ......................................            729,300         $16,342,742           2,092,555         $44,843,569
  Shares issued in reorganization - Note D .........                 --                  --           9,479,759         191,455,100
  Shares reinvested ................................            124,391           2,559,110             307,784           6,131,792
                                                          -------------       -------------       -------------       -------------
                                                                853,691          18,901,852          11,880,098         242,430,461
  Less shares repurchased ..........................           (431,864)         (9,500,314)         (3,244,695)        (68,713,094)
                                                          -------------       -------------       -------------       -------------
  Net increase .....................................            421,827          $9,401,538           8,635,403        $173,717,367
                                                          =============       =============       =============       =============
CLASS C **
  Shares sold ......................................                 --                  --              20,303            $456,292
  Less shares repurchased ..........................                 --                  --             (13,181)           (254,843)
                                                          -------------       -------------       -------------       -------------
  Net increase .....................................                 --                  --               7,122            $201,449
                                                          =============       =============       =============       =============

** Class C shares commenced operations on June 1, 1998.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                         PERIOD FROM
                                                          YEAR ENDED DECEMBER 31,     JANUARY 1, 1996 TO  YEAR ENDED OCTOBER 31,
                                                     --------------------------------     OCTOBER 31,     ----------------------
                                                       1993        1994        1995         1996(7)         1997          1998
                                                     --------    --------    --------      --------       --------      --------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...........    $17.32      $17.40      $15.89        $19.51         $23.28        $24.37
                                                     --------    --------    --------      --------       --------      --------
   Net Investment Loss ............................     (0.11)      (0.10)      (0.09)(1)     (0.13)(1)      (0.12)(1)     (0.11)(1)
   Net Realized and Unrealized Gain (Loss) on
      Investments .................................      2.33       (1.21)       4.40          3.90           3.49          2.17
                                                     --------    --------    --------      --------       --------      --------
        Total from Investment Operations ..........      2.22       (1.31)       4.31          3.77           3.37          2.06
                                                     --------    --------    --------      --------       --------      --------
   Less Distributions:
      Distributions from Net Realized Gain on
        Investments Sold ..........................     (2.14)      (0.20)      (0.69)           --          (2.28)        (4.16)
                                                     --------    --------    --------      --------       --------      --------
   Net Asset Value, End of Period .................    $17.40      $15.89      $19.51        $23.28         $24.37        $22.27
                                                     ========    ========    ========      ========       ========      ========
   Total Investment Return at Net Asset Value(2) ..     13.03%      (7.50%)     27.17%        19.32%(5)      16.05%         9.80%
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .......  $162,937    $146,466    $241,700      $279,425       $303,067      $381,591
   Ratio of Expenses to Average Net Assets ........      1.56%       1.65%       1.48%         1.48%(6)       1.44%         1.40%
   Ratio of Net Investment Loss to Average Net
      Assets ......................................     (0.67%)     (0.64%)     (0.46%)       (0.73%)(6)     (0.51%)       (0.50%)
   Portfolio Turnover Rate ........................        68%         52%         68%(3)        59%           133%          153%(3)

                                                        YEAR ENDED DECEMBER 31,      PERIOD FROM         YEAR ENDED OCTOBER 31,
                                                      -------------------------   JANUARY 1, 1996 TO    -----------------------
                                                       1994(4)          1995      OCTOBER 31, 1996(7)     1997          1998
                                                      ---------       ---------   -------------------   ---------     ---------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ............     $17.16          $15.83           $19.25           $22.83        $23.70
                                                      ---------       ---------        ---------        ---------     ---------
   Net Investment Loss(1) ..........................      (0.20)          (0.26)           (0.26)           (0.27)        (0.25)
   Net Realized and Unrealized Gain (Loss)
      on Investments ...............................      (0.93)           4.37             3.84             3.42          2.09
                                                      ---------       ---------        ---------        ---------     ---------
        Total from Investment Operations ...........      (1.13)           4.11             3.58             3.15          1.84
                                                      ---------       ---------        ---------        ---------     ---------
   Less Distributions:
      Distributions from Net Realized Gain
        on Investments Sold ........................      (0.20)          (0.69)              --            (2.28)        (4.16)
                                                      ---------       ---------        ---------        ---------     ---------
   Net Asset Value, End of Period ..................     $15.83          $19.25           $22.83           $23.70        $21.38
                                                      =========       =========        =========        =========     =========
   Total Investment Return at Net Asset Value(2) ...      (6.56%)(5)      26.01%           18.60%(5)        15.33%         9.04%
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ........     $3,807         $15,913          $25,474          $36,430      $217,448
   Ratio of Expenses to Average Net Assets .........       2.38%(6)        2.31%            2.18%(6)         2.13%         2.08%
   Ratio of Net Investment Loss to Average
      Net Assets ...................................      (1.25%)(6)      (1.39%)          (1.42%)(6)       (1.20%)       (1.16%)
   Portfolio Turnover Rate .........................         52%             68%(3)           59%             133%          153%(3)

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Growth Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                  PERIOD FROM
                                                                 JUNE 1, 1998
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                               OCTOBER 31, 1998
                                                               ----------------
CLASS C
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................      $21.43
                                                                    -------
  Net Investment Loss(1) ......................................       (0.10)
  Net Realized and Unrealized Gain on Investments .............        0.04
                                                                    -------
   Total from Investment Operations ...........................       (0.06)
                                                                    -------

  Net Asset Value, End of Period ..............................      $21.37
                                                                    =======
  Total Investment Return at Net Asset Value(2) ...............       (0.28%)(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................        $152
  Ratio of Expenses to Average Net Assets .....................        2.10%(6)
  Ratio of Net Investment Loss to Average Net Assets ..........       (1.14%)(6)
  Portfolio Turnover Rate .....................................         153%(3)

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Portfolio turnover rate excludes merger activity.
(4)   Class B shares commenced operations on January 3, 1994.
(5)   Not annualized.
(6)   Annualized.
(7) Effective October 31, 1996, the fiscal period end changed from December 31 to October 31.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Growth Fund

Schedule of Investments
October 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Growth Fund on October 31, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

COMMON STOCKS
Advertising (0.62%)
  Outdoor Systems, Inc.* .......................         168,750      $3,723,047
                                                                    ------------
Aerospace (0.97%)
  Raytheon Co. (Class B) .......................         100,000       5,806,250
                                                                    ------------
Business Services (4.20%)
  Automatic Data Processing, Inc. ..............         200,000      15,562,500
  Paychex, Inc. ................................         192,500       9,576,875
                                                                    ------------
                                                                      25,139,375
                                                                    ------------
Computers (22.68%)
  Cisco Systems, Inc.* .........................         200,000      12,600,000
  Compaq Computer Corp. ........................         735,000      23,244,375
  EMC Corp.* ...................................         300,000      19,312,500
  International Business Machines Corp. ........         200,000      29,687,500
  Microsoft Corp.* .............................         200,000      21,175,000
  Novell, Inc.* ................................         400,000       5,950,000
  Unisys Corp.* ................................         900,000      23,962,500
                                                                    ------------
                                                                     135,931,875
                                                                    ------------
Diversified Operations (2.64%)
  Tyco International, Ltd. .....................         255,000      15,794,063
                                                                    ------------
Electronics (3.36%)
  General Electric Co. .........................         230,000      20,125,000
                                                                    ------------
Food (1.08%)
  Flowers Industries, Inc. .....................         314,300       6,443,150
                                                                    ------------
Media (1.63%)
  Clear Channel Communications, Inc.* ..........         215,000       9,795,937
                                                                    ------------
Medical (21.34%)
  Abbott Laboratories ..........................         525,000      24,642,187
  Johnson & Johnson ............................         300,000      24,450,000
  Merck & Co., Inc. ............................         185,000      25,021,250
  Pfizer, Inc. .................................          25,000       2,682,812
  Schering-Plough Corp. ........................         245,000      25,204,375
  Warner-Lambert Co. ...........................         330,000      25,863,750
                                                                    ------------
                                                                     127,864,374
                                                                    ------------
Mortgage Banking (4.94%)
  Fannie Mae ...................................         300,000      21,243,750
  Freddie Mac ..................................         145,000       8,337,500
                                                                    ------------
                                                                      29,581,250
                                                                    ------------
Office (0.83%)
  Pitney Bowes, Inc. ...........................          90,000       4,955,625
                                                                    ------------
Oil & Gas (2.04%)
  Apache Corp. .................................         100,000       2,831,250
  Burlington Resources, Inc. ...................         100,000       4,118,750
  Enron Corp. ..................................         100,000       5,275,000
                                                                    ------------
                                                                      12,225,000
                                                                    ------------
Retail (21.73%)
  Albertson's, Inc. ............................         350,000      19,446,875
  Costco Cos., Inc.* ...........................         200,000      11,350,000
  Dayton Hudson Corp. ..........................         150,000       6,356,250
  Home Depot, Inc. (The) .......................         460,000      20,010,000
  Kroger Co.* ..................................         345,000      19,147,500
  Rite Aid Corp. ...............................         475,000      18,851,562
  Walgreen Co. .................................         195,000       9,494,063
  Wal-Mart Stores, Inc. ........................         370,000      25,530,000
                                                                    ------------
                                                                     130,186,250
                                                                    ------------
Soap & Cleaning Preparations (2.95%)
  Colgate-Palmolive Co. ........................         200,000      17,675,000
                                                                    ------------
Telecommunications (6.24%)
  Century Telephone Enterprises, Inc. ..........          90,000       5,113,125
  MCI WorldCom, Inc.*  .........................         460,000      25,415,000
  Tellabs, Inc.* ...............................         125,000       6,875,000
                                                                    ------------
                                                                      37,403,125
                                                                    ------------
Utilities (0.11%)
  Williams Cos., Inc. (The) ....................          25,000         685,938
                                                                    ------------
                             TOTAL COMMON STOCKS
                             (Cost $462,519,771)          (97.36%)   583,335,259
                                                         -------    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Growth Fund

                                    INTEREST          PAR VALUE        MARKET
ISSUER, DESCRIPTION                   RATE          (000s OMITTED)      VALUE
-------------------                   ----          --------------      -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.05%)
  Investment in a joint repurchase
   agreement transaction with
   HSBCSecurites, Inc. -
   Dated 10-30-98, due 11-02-98
   (Secured by U.S. Treasury Bond,
   7.125%, due 02-15-23, and U.S.
   Treasury Notes, 6.25%, due
   01-31-02 thru 02-28-02)
   -- Note A......................... 5.38%            $12,312       $12,312,000
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.35% ...................                                 5,802
                                                                    ------------
              TOTAL SHORT-TERM INVESTMENTS               (2.05%)      12,317,802
                                                      --------      ------------
                         TOTAL INVESTMENTS              (99.41%)     595,653,061
                                                      --------      ------------
         OTHER ASSETS AND LIABILITIES, NET               (0.59%)       3,537,746
                                                      --------      ------------
                          TOTAL NET ASSETS             (100.00%)    $599,190,807
                                                      ========      ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Growth Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Growth Fund (the "Fund"), John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Special Opportunities Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek long-term capital appreciation through investment in stocks that are diversified with regard to industries and issuers.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective June 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Growth Fund

accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds. The maximum loan balance outstanding during the year amounted to $22,718,000. The interest rate was in the range of 5.81% thru 5.88%. At October 31, 1998, there were no outstanding borrowings.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

      Prior to December 6, 1997, the Fund paid a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $250,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $500,000,000.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $464,798. Out of this amount, $75,201 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $180,793 was paid as sales commissions to unrelated broker-dealers and $208,804 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1998, contingent deferred sales charges amounted to $449,303.

      Class C shares which are redeemed within one year of purchase will be subject to a contingent deferred sales charge ("CDSC") at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1998, there were no contingent deferred sales charges.

      In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Growth Fund

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $2,782.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term obligations, during the year ended October 31, 1998, aggregated $854,339,358 and $919,722,162, respectively.

      The cost of investments owned at October 31, 1998 (excluding the corporate savings account) for federal income tax purposes was $474,940,834. Gross unrealized appreciation and depreciation of investments aggregated $123,655,256 and $2,948,831, respectively, resulting in net unrealized appreciation of $120,706,425.

NOTE D -
REORGANIZATION

On November 12, 1997, the shareholders of John Hancock Disciplined Growth Fund (JHDGF) and John Hancock Discovery Fund (JHDF) approved a plan of reorganization between JHDGF and the Fund, and JHDF and the Fund, providing for the transfer of substantially all of the assets and liabilities of JHDGF and JHDF to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition of JHDGF was accounted for as a tax free exchange of 1,825,089 Class A shares and 5,012,295 Class B shares of the Fund (valued at $38,166,628 and $101,229,305, respectively) for the 2,318,348 Class A shares and 6,305,496 Class B shares of JHDGF, including $42,164,993 of unrealized appreciation, after the close of business at December 5, 1997. The acquisition of JHDF was accounted for as a tax free exchange of 2,067,272 Class A shares and 4,467,464 Class B shares of the Fund (valued at $43,231,211 and $90,225,795, respectively) for 2,567,733 Class A shares and 5,636,912 Class B shares of JHDF, including $31,282,553 of unrealized appreciation, after the close of business at December 5, 1997. The aggregate net assets of JHDGF, JHDF and the Fund were $139,395,933, $133,457,006 and $350,721,840, respectively, immediately before the acquisition.

NOTE E -
RECLASSIFICATION OF ACCOUNTS

During the period ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments sold of $16,236,077, a decrease in accumulated net investment loss of $4,305,054 and an increase in capital paid-in of $11,931,023. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment loss per share in the financial highlights excludes these adjustments.

================================================================================

                        John Hancock Funds - Growth Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Investment Trust III --
John Hancock Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Growth Fund (the "Fund"), a series of John Hancock Investment Trust III, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not recieved. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Growth Fund, a series of John Hancock Investment Trust III, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


/s/ Ernst & Young, LLP

Boston, Massachusetts
December 10, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1998.

      The Fund has designated distributions to shareholders of $74,151,426 as capital gain dividends.

      With respect to the distributions paid by the Fund for the fiscal year ended October 31, 1998, none of the distributions qualify for the corporate dividends received deduction.

      Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions that are taxable for the calendar year 1998.

======================================NOTES=====================================

                        John Hancock Funds - Growth Fund

======================================NOTES=====================================

                        John Hancock Funds - Growth Fund

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
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101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              ----------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                             2000A 10/98
                                                                           12/98

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm." A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                  ANNUAL REPORT
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                  International
                                      Fund

                                OCTOBER 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                   ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

      Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground, and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

      Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

      Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND GERARDO J. ESPINOZA,
                               PORTFOLIO MANAGERS

                                  John Hancock
                               International Fund

       Economic turmoil slams Latin America, Asia; curtails Europe advance

The last 12 months were a nerve-wracking year for international investors, as spreading currency troubles and economic slowdowns kept overseas financial markets in turmoil. Among the hardest hit were countries in Asia, where currency devaluations and their aftermath have plagued the region. For yet another year, Japan's paltry attempts to revive its economy failed and the country wound up in recession, further dimming prospects for the entire region's recovery. As these currency and economic fears worked their way through emerging-market countries, Latin American stocks also took it on the chin. Brazil in particular suffered when government steps to shore up the currency by raising interest rates brought the previously robust economy to a virtual standstill.

      Market volatility reached a crescendo in August when political uncertainty and economic chaos in Russia erupted following a debt default and the ruble's devaluation. This catalyst sent investors worldwide fleeing from any security with risk in late summer, causing stock markets around the world to correct sharply.

      Even Europe, which had made great strides in the first half of the fiscal year, gave back almost all of its gains in the tumult. In the last several weeks of the fiscal year, however, European markets reversed course again, bolstered by U.S. interest rate cuts and a tempering of global investor uncertainty. With this last-minute surge, Europe wound up producing strong results for the fiscal year, and offset declines in other parts of the world.

"Market volatility reached a crescendo in August..."


--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock International Fund. Caption below reads "Fund management team members (l-r): "Gerardo Espinoza, Miren Etcheverry and John Wills."]
--------------------------------------------------------------------------------

================================================================================

                     John Hancock Funds - International Fund

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Short-Term Investments & Other 2%, Canada 3%, Pacific Rimm 11%, U.K. & Ireland 22% and Continental Europe 62 %. A note below the chart reads "As a percentage of net assets on October 31, 1998."]
--------------------------------------------------------------------------------

Growing Europe stake boosts performance

For the year ended October 31, 1998, the Morgan Stanley Capital International
(MSCI) All Country World Free Index ex-U.S. returned 4.88%. In the same period, John Hancock International Fund's Class A and Class B shares posted a total return of 5.61% and 4.88%, respectively, at net asset value. Class C shares, which were introduced June 1, 1998, returned -8.65% from inception to October 31, 1998. The Fund's annual performance outpaced the 4.07% return of the average international fund, according to Lipper Analytical Services, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

      Throughout the year, we continued to boost our stake in Europe, from 51% of net assets at the start of the year to 84% by the end. That was the biggest contributor to the Fund's outperformance.

France, Ireland strong; U.K. weak

Our 17% stake in France served the Fund well due to French companies' growing emphasis on corporate restructuring and consolidations. There was also solid growth among companies with a more domestic focus, such as food company Danone. France Telecom's stock rose on news of its privatization, and software developer Cap Gemini benefited from its programs aimed at dealing with conversion issues for both the year 2000 and the new euro currency. Indeed, the favorable environment around the imminent European Monetary Union (EMU) was a plus for both France and a number of the other 10 countries set to unite in a common currency. Allied Irish Banks was our top contributor to performance, given its strong management and lack of exposure to emerging markets. The bank is also benefiting from the Irish economy's solid growth and prospects of further interest rate reductions as part of the process of EMU unification.

      With its economy at the tail end of an expansion, and its non-EMU status keeping it out of the limelight, the U.K.'s returns, while positive, were more modest than the rest of Europe's. After being underweighted earlier in the year, we brought our stake up to a more neutral weighting at 19%, believing that the market had hit bottom and that there was good value. However, several of our holdings detracted somewhat from performance, including usually stalwart bank Lloyds TSB Group. It was particularly punished in the late summer by the weakened U.K. economy and its Latin American

"Throughout the year, we continued to boost our stake in Europe..."


--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is France Telecom followed by an up arrow with the phrase "Positive reaction to privatization." The second listing is Nestle followed by an up arrow with the phrase "Defensive market sector, restructuring boost stock." The third listing is Lloyds TSB Group followed by a down arrow with the phrase "Weakened U.K. economy; overseas exposure." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                     John Hancock Funds - International Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998." The chart is scaled in increments of 5% with -10% at the bottom and 10% at the top. The first bar represents the 5.61% Total return for John Hancock International Fund Class
A. The second bar represents the 4.88% total return for John Hancock International Fund Class B. The third bar represents the -8.65%* total return for John Hancock International Fund Class C and the fourth bar represents the 4.07% total return for Average international fund. A note below the chart reads "Total returns for John Hancock International Fund are at net asset value with all distributions reinvested. The average global fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information. * From inception June 1, 1998 to October 31, 1998."]
--------------------------------------------------------------------------------

exposure. Advertising conglomerate WPP Group's earnings were impacted by the strength of the British pound, since 80% of its revenues come from outside the U.K., and by its activities in emerging markets.

Asia, emerging world

During the period, we became even more conservative in our approach to Asia and the emerging markets worldwide. By the end of October, our Asian holdings were primarily in Japan, where we remain underweighted at 8% because of its weak economy and structural problems. We also kept a 3% stake in Australia and marginal exposure to Singapore. Because of the uncertainties surrounding emerging markets in general, we effectively got out of Latin America.

Going forward

Our sights remain on continental Europe. We believe it holds some of the best opportunities going forward, with its new attention to corporate restructurings and consolidation -- a process enhanced by the EMU's more open policies. What's more, Europe does not suffer from the high valuation levels of many U.S. companies or have Asia's severe structural problems. That said, European corporate earnings in 1999 could be vulnerable to a prolonged recession in Japan and a sharp slowdown in demand from U.S. consumers. We therefore are avoiding companies that appear susceptible to earnings downgrades, preferring instead those with visible earnings growth trends, especially European companies with pockets of domestic demand.

      We are carefully monitoring Japan's efforts to strengthen its banking system and stimulate the economy. Our future stand on Japan depends on developments in these two areas, and it is our view that the job of repairing the banking system and restoring consumer confidence is likely to take time.

      For now, overseas markets could remain volatile while investors sort out if, and how, world leaders are confronting the task of preventing a global recession. Until there are clearer signs of action, and as long as the sentiment remains uncertain about the stability of emerging markets in general, we will keep our posture defensive.

"...we will keep our posture defensive."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                     John Hancock Funds - International Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock International Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                       SINCE
                                            ONE      INCEPTION
                                           YEAR      (1/3/94)
                                           ----      --------
Cumulative Total Returns                 (19.98%)     (7.52%)
Average Annual Total Returns(1)          (19.98%)     (1.64%)

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                       SINCE
                                            ONE      INCEPTION
                                           YEAR      (1/3/94)
                                           ----      --------
Cumulative Total Returns                 (20.59%)     (7.77%)
Average Annual Total Returns(1)          (20.59%)     (1.69%)

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                           SINCE
                                         INCEPTION
                                          (6/1/98)
                                          --------
Cumulative Total Return(1)                (16.65%)
Average Annual Total Return(2)            (16.65%)

Notes to Performance

(1) Effective January 3, 1994, the Adviser has temporarily voluntarily undertaken to limit the Fund's expenses, including the management fee (but not including the transfer agent fee and 12b-1 fee) to 0.90% of the Fund's daily net asset value. Without the limitations of expenses, the average annual total return for the one-year period and since inception would have been (21.83%) and (3.67%) for Class A shares, (22.44%) and (3.72%) for
      Class B shares. The cumulative total return since inception would have been (17.29%) for Class C shares.

(2)   Not annualized.

================================================================================

                     John Hancock Funds - International Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International (MSCI) All Country World-Ex U.S. Free Index, which measures the performance of a broad range of developed and emerging stock markets. The index represents those securities that are traded freely on equity exchanges around the world. Past performance is not indicative of future results.

Line chart with the heading John Hancock International Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World-Ex U.S. Free Index and is equal to $17,946 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund on January 3, 1994, before sales charge, and is equal to $10,565 as of October 31, 1998. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $10,034 as of October 31, 1998.

Line chart with the heading John Hancock International Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World-Ex U.S. Free Index and is equal to $17,946 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund on January 3, 1994, before sales charge, and is equal to $10,209 as of October 31, 1998. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $10,009 as of October 31, 1998.

Line chart with the heading John Hancock International Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World-Ex U.S. Free Index and is equal to $9,747 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund on June 1, 1998, before sales charge, and is equal to $9,135 as of October 31, 1998. The third line represents the value of the same hypothetical investment made in the John
Hancock International Fund, after sales charge, and is equal to $9,043 as of October 31, 1998.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common stocks and warrant (cost - $15,117,567) .............      $15,473,433
  Preferred stocks (cost - $38,836) ..........................           45,871
  Short-term investments (cost - $1,263,514) - Note A ........        1,263,514
                                                                   ------------
                                                                     16,782,818
 Cash ........................................................              856
 Foreign currency, at value (cost - $37,317) .................           37,241
 Receivable for investments sold .............................           14,356
 Receivable for forward foreign currency exchange
   contracts purchased - Note A ..............................              149
 Receivable for forward foreign currency exchange
   contracts sold - Note A ...................................               10
 Receivable for shares sold ..................................              426
 Dividends receivable ........................................           15,823
 Foreign tax receivable ......................................           16,130
 Interest receivable .........................................              176
 Deferred organization expenses - Note A .....................            4,039
 Receivable from John Hancock Advisers, Inc.
   and affiliates - Note B ...................................           12,350
 Other assets ................................................              562
                                                                   ------------
             Total Assets ....................................       16,884,936
             ------------------------------------------------------------------
Liabilities:
 Payable for investments purchased ...........................          283,181
 Payable upon return of securities on loan - Note A ..........          675,514
 Accounts payable and accrued expenses .......................           66,850
                                                                   ------------
             Total Liabilities ...............................        1,025,545
             ------------------------------------------------------------------
Net Assets:
 Capital paid-in .............................................       15,578,367
 Accumulated net realized loss on investments and
   foreign currency transactions .............................             (942)
 Net unrealized appreciation of investments and
   foreign currency transactions .............................          365,008
 Accumulated net investment loss .............................          (83,042)
                                                                   ------------
             Net Assets ......................................      $15,859,391
             ==================================================================
Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $6,116,163/694,310 ................................            $8.81
 ==============================================================================
 Class B - $9,720,018/1,137,151 ..............................            $8.55
 ==============================================================================
 Class C** - $23,210/2,716 ...................................            $8.55
 ==============================================================================
Maximum Offering Price Per Share*
 Class A - ($8.81 x 105.26%) .................................            $9.27
 ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
**    Class C shares commenced operations on June 1, 1998.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $35,531) ..............................   $242,622
  Interest (including income on securities loaned of $8,980) ...........................     38,959
                                                                                          ---------
                                                                                            281,581
                                                                                          ---------
  Expenses:
   Investment management fee - Note B ..................................................    153,986
   Distribution and service fee - Note B
     Class A ...........................................................................     17,101
     Class B ...........................................................................     96,924
     Class C ...........................................................................         59
   Custodian fee .......................................................................    137,535
   Transfer agent fee - Note B .........................................................     89,948
   Registration and filing fees ........................................................     57,054
   Auditing fee ........................................................................     37,515
   Organization expense - Note A .......................................................     23,017
   Printing ............................................................................     10,600
   Financial services fee - Note B .....................................................      2,549
   Miscellaneous .......................................................................      2,543
   Trustees' fees ......................................................................        838
   Interest expense - Note A ...........................................................        353
   Legal fees ..........................................................................        322
                                                                                          ---------
                    Total Expenses .....................................................    630,344
                    -------------------------------------------------------------------------------
                    Less Expense Reductions - Note B ...................................   (286,987)
                    -------------------------------------------------------------------------------
                    Net Expenses .......................................................    343,357
                    -------------------------------------------------------------------------------
                    Net Investment Loss ................................................    (61,776)
                    -------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold ................................................     52,228
  Net realized loss on foreign currency transactions ...................................    (72,363)
  Change in net unrealized appreciation/depreciation of investments ....................    520,973
  Change in net unrealized appreciation/depreciation of foreign currency transactions ..      2,021
                                                                                          ---------
                    Net Realized and Unrealized Gain on Investments and Foreign
                    Currency Transactions ..............................................    502,859
                    -------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations ...............   $441,083
                    ===============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   YEAR ENDED OCTOBER 31,
                                                                 ---------------------------
                                                                     1997           1998
                                                                 ------------   ------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss ........................................      ($91,694)      ($61,776)
   Net realized gain (loss) on investments sold and foreign
     currency transactions ....................................       608,733        (20,135)
   Change in net unrealized appreciation/depreciation of
     investments and foreign currency transactions ............    (1,163,708)       522,994
                                                                 ------------   ------------
     Net Increase (Decrease) in Net Assets Resulting from
       Operations .............................................      (646,669)       441,083
                                                                 ------------   ------------
Distributions to Shareholders:
   Distributions from net investment income
     Class A - ($0.0109 and none per share, respectively) .....        (6,338)            --
   Distributions from net realized gain on investments sold
     Class A - (none and $0.0676 per share, respectively) .....            --        (42,230)
     Class B - (none and $0.0676 per share, respectively) .....            --        (68,630)
                                                                 ------------   ------------
     Total Distributions to Shareholders ......................        (6,338)      (110,860)
                                                                 ------------   ------------
From Fund Share Transactions - Net:* ..........................     1,058,453      1,850,363
                                                                 ------------   ------------
Net Assets:
   Beginning of period ........................................    13,273,359     13,678,805
                                                                 ------------   ------------
   End of period (including accumulated net investment loss
     of $426 and $83,042, respectively) .......................   $13,678,805    $15,859,391
                                                                 ============   ============

* Analysis of Fund Share Transactions:

                                                                       YEAR ENDED OCTOBER 31,
                                                      ---------------------------------------------------------
                                                                 1997                          1998
                                                      ---------------------------   ---------------------------
                                                         SHARES         AMOUNT         SHARES         AMOUNT
                                                      ------------   ------------   ------------   ------------
CLASS A
   Shares sold .....................................       553,881     $5,138,738      1,291,951    $11,453,795
   Shares issued to shareholders in reinvestment
     of distributions ..............................           674          6,082          5,131         43,600
                                                      ------------   ------------   ------------   ------------
                                                           554,555      5,144,820      1,297,082     11,497,395
   Less shares repurchased .........................      (550,545)    (5,104,530)    (1,193,043)   (10,519,106)
                                                      ------------   ------------   ------------   ------------
   Net increase ....................................         4,010        $40,290        104,039       $978,289
                                                      ============   ============   ============   ============
CLASS B
   Shares sold .....................................       780,756     $6,676,625      1,001,789     $8,906,797
   Shares issued to shareholders in reinvestment
     of distributions ..............................            --             --          6,391         52,132
                                                      ------------   ------------   ------------   ------------
                                                           780,756      6,676,625      1,008,180      8,958,929
   Less shares repurchased .........................      (677,361)    (5,658,462)      (930,993)    (8,113,241)
                                                      ------------   ------------   ------------   ------------
   Net increase ....................................       103,395     $1,018,163         77,187       $845,688
                                                      ============   ============   ============   ============
CLASS C**
   Shares sold .....................................            --             --          4,321        $40,254
   Less shares repurchased .........................            --             --         (1,605)       (13,868)
                                                      ------------   ------------   ------------   ------------
   Net increase ....................................            --             --          2,716        $26,386
                                                      ============   ============   ============   ============

**    Class C shares commenced operations on June 1, 1998.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                  FOR THE PERIOD
                                                                  JANUARY 3, 1994
                                                                 (COMMENCEMENT OF          YEAR ENDED OCTOBER 31,
                                                                  OPERATIONS) TO   -----------------------------------------
                                                                 OCTOBER 31, 1994   1995      1996        1997         1998
                                                                 ----------------  ------    ------      ------       ------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period .............................   $8.50        $8.65     $8.14       $8.70        $8.41
                                                                      ------       ------    ------      ------       ------
  Net Investment Income (Loss) .....................................    0.07(1)      0.04      0.06(1)    (0.02)(1)     0.00(1,7)
  Net Realized and Unrealized Gain (Loss) on Investments and
   Foreign Currency Transactions ...................................    0.08        (0.47)     0.50       (0.26)        0.47
                                                                      ------       ------    ------      ------       ------
   Total from Investment Operations ................................    0.15        (0.43)     0.56       (0.28)        0.47
                                                                      ------       ------    ------      ------       ------
  Less Distributions:
  Dividends from Net Investment Income .............................      --        (0.03)       --       (0.01)          --
  Distributions from Net Realized Gain on Investments Sold and
   Foreign Currency Transactions ...................................      --        (0.05)       --          --        (0.07)
                                                                      ------       ------    ------      ------       ------
   Total Distributions .............................................      --        (0.08)       --       (0.01)       (0.07)
                                                                      ------       ------    ------      ------       ------

  Net Asset Value, End of Period ...................................   $8.65        $8.14     $8.70       $8.41        $8.81
                                                                      ======       ======    ======      ======       ======
  Total Investment Return at Net Asset Value (2) ...................    1.77%(3)    (4.96%)    6.88%      (3.22%)       5.61%
  Total Adjusted Investment Return at Net Asset Value (2,4) ........   (0.52%)(3)   (8.12%)    5.33%      (4.52%)       3.75%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .........................  $4,426       $4,215    $5,098      $4,965       $6,116
  Ratio of Expenses to Average Net Assets ..........................    1.50%(5)     1.64%     1.75%       1.73%(8)     1.79%(8)
  Ratio of Adjusted Expenses to Average Net Assets (6) .............    3.79%(5)     4.80%     3.30%       3.03%(8)     3.65%(8)
  Ratio of Net Investment Income (Loss) to Average Net Assets ......    1.02%(5)     0.56%     0.68%      (0.16%)       0.04%
  Ratio of Adjusted Net Investment Loss to Average Net Assets (6) ..   (1.27%)(5)   (2.60%)   (0.87%)     (1.46%)      (1.82%)
  Portfolio Turnover Rate ..........................................      50%          69%       83%        169%         129%
  Fee Reduction Per Share (1) ......................................   $0.16        $0.25     $0.14       $0.12        $0.17

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: the net invest ment income, gains (losses), distributions of the Fund and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                  FOR THE PERIOD
                                                                  JANUARY 3, 1994
                                                                 (COMMENCEMENT OF            YEAR ENDED OCTOBER 31,
                                                                  OPERATIONS) TO   -------------------------------------------
                                                                 OCTOBER 31, 1994   1995      1996          1997         1998
                                                                 ----------------  ------    ------        ------       ------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........................     $8.50          $8.61     $8.05         $8.55        $8.22
                                                                    ------         ------    ------        ------       ------
  Net Investment Income (Loss) .................................      0.02(1)       (0.03)     0.00(1,7)    (0.08)(1)    (0.06)(1)
  Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currency Transactions ...............      0.09          (0.48)     0.50         (0.25)        0.46
                                                                    ------         ------    ------        ------       ------
   Total from Investment Operations ............................      0.11          (0.51)     0.50         (0.33)        0.40
                                                                    ------         ------    ------        ------       ------
  Less Distributions:
  Distributions from Net Realized Gain on Investments
   Sold and Foreign Currency Transactions ......................        --          (0.05)       --            --        (0.07)
                                                                    ------         ------    ------        ------       ------
  Net Asset Value, End of Period ...............................     $8.61          $8.05     $8.55         $8.22        $8.55
                                                                    ======         ======    ======        ======       ======
  Total Investment Return at Net Asset Value (2) ...............      1.29%(3)      (5.89%)    6.21%        (3.86%)       4.88%
  Total Adjusted Investment Return at Net Asset
    Value (2,4) ................................................     (1.00%)(3)     (9.05%)    4.66%        (5.16%)       3.02%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....................    $3,948         $3,990    $8,175        $8,713       $9,720
  Ratio of Expenses to Average Net Assets ......................      2.22%(5)       2.52%     2.45%         2.43%(8)     2.49%(8)
  Ratio of Adjusted Expenses to Average Net Assets (6) .........      4.51%(5)       5.68%     4.00%         3.73%(8)     4.35%(8)
  Ratio of Net Investment Income (Loss) to Average
    Net Assets .................................................      0.31%(5)      (0.37%)    0.02%        (0.88%)      (0.66%)
  Ratio of Adjusted Net Investment Loss to Average
    Net Assets (6) .............................................     (1.98%)(5)     (3.53%)   (1.53%)       (2.18%)      (2.52%)
  Portfolio Turnover Rate ......................................        50%            69%       83%          169%         129%
  Fee Reduction Per Share (1) ..................................     $0.16          $0.25     $0.14         $0.12        $0.17

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                                JUNE 1, 1998
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                              OCTOBER 31, 1998
                                                              ----------------
CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period .........................     $9.36
                                                                  -------
 Net Investment Loss (1) ......................................     (0.03)
 Net Realized and Unrealized Loss on Investments and
  Foreign Currency Transactions ...............................     (0.78)
                                                                  -------
  Total from Investment Operations ............................     (0.81)
                                                                  -------
 Net Asset Value, End of Period ...............................     $8.55
                                                                  =======
 Total Investment Return at Net Asset Value (2) ...............     (8.65%)(3)
 Total Adjusted Investment Return at Net Asset Value (2,4) ....     (9.43%)(3)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) .....................       $23
 Ratio of Expenses to Average Net Assets ......................      2.29%(5,8)
 Ratio of Adjusted Expenses to Average Net Assets (6) .........      4.15%(5,8)
 Ratio of Net Investment Loss to Average Net Assets ...........     (1.27%)(5)
 Ratio of Adjusted Net Investment Loss to Average
   Net Assets (6) .............................................     (3.13%)(5)
 Portfolio Turnover Rate ......................................       129%
 Fee Reduction Per Share (1) ..................................     $0.07

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Not annualized.
(4) An estimated total return calculation that does not take into consideration management fee reductions and other expense subsidies by the Adviser during the periods shown.
(5)   Annualized.
(6)   Unreimbursed, without fee reduction.
(7)   Less than $0.01 per share.
(8) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Schedule of Investments
October 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the International Fund on October 31, 1998. It's divided into three main categories: common stocks and warrant, preferred stock and short-term investments. Common and preferred stocks and warrant are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                          MARKET
ISSUER, DESCRIPTION                                   NUMBER OF SHARES    VALUE
-------------------                                   ----------------    -----

COMMON STOCKS
Australia (2.55%)
  Australia & New Zealand Banking Group
    Ltd.,  American Depositary Receipt
    (ADR) (Banks - Foreign) ..........................            2          $57
  National Australia Bank, Ltd.
    (Banks - Foreign)  ...............................        5,822       77,197
  News Corp., Ltd. (The) (Media) .....................        6,000       41,017
  News Corp., Ltd. (The) (ADR) (Media) ...............        2,940       80,299
  Normandy Mining Ltd. (Metal) .......................       52,480       46,938
  Telstra Corp., Ltd.
    (Telecommunications) .............................       30,594      121,507
  Westpac Banking Corp., Ltd.
    (Banks - Foreign)  ...............................        6,000       36,514
                                                                        --------
                                                                         403,529
                                                                        --------
Belgium (4.83%)
  Electrabel SA (Utilities) ..........................          800      294,823
  Fortis AG (Insurance) ..............................          398      114,313
  Fortis AG (New shares) (Insurance)* ................          126            4
  Fortis AG (Certificate De Valeur Garantie)
    (Insurance)* .....................................          126          884
  Generale de Banque SA
    (Banks - Foreign)  ...............................           54       20,216
  PetroFina SA (Oil & Gas) ...........................          210       78,005
  Tractebel SA (Utilities) ...........................        1,546      257,742
                                                                        --------
                                                                         765,987
                                                                        --------
Brazil (0.00%)
  Telecomunicacoes Brasileiras S/A (ADR)
    (Telecommunications) .............................           10          759
                                                                        --------
Canada (3.08%)
  BCE, Inc. (Telecommunications) .....................          930      $31,522
  Bombardier, Inc. (Diversified Operations) ..........        9,994      118,205
  Canadian Imperial Bank of Commerce
    (Banks - Foreign)  ...............................        5,000       99,688
  Northern Telecom, Ltd.
    (Telecommunications) .............................        2,990      128,281
  Royal Bank of Canada
    (Banks - Foreign)  ...............................            1           46
  Toronto-Dominion Bank
    (Banks - Foreign)  ...............................        3,689      110,670
                                                                        --------
                                                                         488,412
                                                                        --------
Denmark (0.99%)
  Novo Nordisk A/S (Medical) .........................          579       67,571
  Tele Danmark A/S
    (Telecommunications) .............................          825       89,862
                                                                        --------
                                                                         157,433
                                                                        --------
Finland (2.31%)
  Nokia AB
    (Telecommunications) .............................        4,027      366,491
                                                                        --------
France (16.93%)
  Accor SA (Leisure) .................................          593      124,558
  Alcatel Alsthom SA
    (Telecommunications) .............................        1,009      112,416
  Alstom SA (Machinery)* .............................        3,950       98,396
  Axa SA (Insurance) .................................        1,718      194,191
  Cap Gemini SA (Computers) ..........................          955      143,528
  Carrefour SA (Retail) ..............................          189      125,458
  Compagnie de Saint Gobain SA
    (Building) .......................................          249       36,840
  Danone SA (Food) ...................................          881      232,940
  Elf Aquitaine SA (Oil & Gas) .......................        1,769      204,731
  France Telecom SA
    (Telecommunications) .............................        1,850      129,029
  France Telecom SA (ADR)
    (Telecommunications) .............................        1,855      130,430
  L'Air Liquide SA (Chemicals) .......................          249       41,680
  L'Oreal SA (Cosmetics & Personal Care) .............          278      158,867
  Legrand SA (Electronics) ...........................          316       80,537
  Pinault-Printemps-Redoute SA (Retail) ..............          930      155,672
  Renault SA (Automobile / Trucks) ...................          711       30,393
  Schneider SA (Electronics) .........................          500       29,680

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

                                                                          MARKET
ISSUER, DESCRIPTION                                   NUMBER OF SHARES    VALUE
-------------------                                   ----------------    -----

France (continued)
  Suez Lyonnaise des Eaux
    (Diversified Operations) .........................        1,125     $201,475
  Synthelabo SA (Medical) ............................          452       86,236
  Total SA (Oil & Gas) ...............................          351       40,496
  Valeo SA (Automobile / Trucks) .....................          926       80,168
  Vivendi SA (Diversified Operations) ................        1,081      246,907
                                                                       ---------
                                                                       2,684,628
                                                                       ---------
Germany (7.68%)
  Allianz AG (Insurance) .............................          617      211,564
  Bayerische Hypo- und Vereinsbank AG
    (Banks-Foreign) ..................................        1,995      158,372
  Bayerische Motoren Werke AG
    (Automobile / Trucks) ............................          183      128,923
  Bayerische Motoren Werke AG
    (New shares) (Automobile / Trucks)* ..............           58       39,565
  Daimler-Benz AG (Automobile / Trucks) ..............          910       70,592
  Deutsche Telekom AG
    (Telecommunications) .............................        3,523       95,960
  Fresenius AG (Medical) .............................          184       26,103
  Mannesmann AG (Machinery) ..........................        1,670      164,328
  Muenchener Rueckversicherungs-
    Gesellschaft AG (Insurance) ......................          137       62,690
  Muenchener Rueckversicherungs-
    Gesellschaft AG (New shares)
    (Insurance)* .....................................            5        2,276
  Siemens AG (Diversified Operations) ................        1,140       68,545
  VEBA AG (Diversified Operations) ...................        1,397       78,009
  Viag AG (Diversified Operations) ...................          164      111,379
                                                                       ---------
                                                                       1,218,306
                                                                       ---------
Ireland (2.66%)
  Allied Irish Banks Plc (ADR)
    (Banks - Foreign)  ...............................        3,582      310,962
  Anglo Irish Bank Corp. Plc
    (Banks - Foreign)  ...............................       30,000       72,806
  CRH Plc (Building) .................................        2,626       38,238
                                                                       ---------
                                                                         422,006
                                                                       ---------
Italy (4.83%)
  Assicurazioni Generali SpA (Insurance) .............        1,300       46,543
  Banca Popolare di Brescia SpA
    (Banks - Foreign)  ...............................        4,000       94,172
  Credito Italiano SpA
    (Banks - Foreign)  ...............................       29,959      160,800
  Ente Nazionale Idrocarburi SpA
    (Oil & Gas) ......................................       11,391       67,739
  Istituto Nazionale delle Assicurazioni
    SpA (Insurance) ..................................       36,708      101,087
  Telecom Italia Mobile SpA
    (Telecommunications) .............................       32,970      191,339
  Telecom Italia SpA
    (Telecommunications) .............................       14,422      104,236
                                                                       ---------
                                                                         765,916
                                                                       ---------
Japan (8.40%)
  Bank of Tokyo-Mitsubishi, Ltd.
    (Banks - Foreign)  ...............................        6,000       55,636
  Bridgestone Corp.
    (Rubber - Tires & Misc.) .........................        4,000       88,008
  Fuji Photo Film Co., Ltd. (Leisure) ................        2,000       73,254
  Fujitsu Ltd. (Computers) ...........................        8,000       85,092
  Honda Motor Co., Ltd.
    (Automobile / Trucks) ............................        4,000      120,089
  Ito-Yokado Co., Ltd. (Retail) ......................        1,000       58,329
  Kansai Electric Power Co., Inc. (Utilities) ........        6,000      128,410
  Matsushita Electric Industrial Co., Ltd.
    (Electronics) ....................................       10,000      146,766
  Nippon Telephone & Telegraph Corp.
    (Telecommunications) .............................           24      187,751
  Nomura Securities Co., Ltd. (Finance) ..............        8,000       60,388
  Sankyo Co., Ltd. (Medical) .........................        3,000       67,679
  Sony Corp. (Electronics) ...........................        1,000       63,476
  Takeda Chemical Industries (Medical) ...............        2,000       65,020
  TDK Corp. (Electronics) ............................        2,000      131,755
                                                                       ---------
                                                                       1,331,653
                                                                       ---------
Netherlands (4.26%)
  ABN AMRO Holding NV (ADR)
    (Banks - Foreign)  ...............................            9          173
  AEGON NV (Insurance) ...............................        2,298      199,366
  Akzo Nobel NV (Chemicals) ..........................        1,600       62,169
  ING Groep NV (ADR)
    (Banks - Foreign)  ...............................        2,324      114,748
  KPN NV (Telecommunications) ........................        1,500       58,284
  Royal Dutch Petroleum Co. (Oil & Gas) ..............          892       43,062
  Royal Philips Electronics NV (Electronics) .........        2,971      158,055
  TNT Post Group NV (Transport)* .....................        1,500       40,140
                                                                       ---------
                                                                         675,997
                                                                       ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

                                                                          MARKET
ISSUER, DESCRIPTION                                   NUMBER OF SHARES    VALUE
-------------------                                   ----------------    -----

Norway (1.30%)
  Norsk Hydro ASA (Oil & Gas) ......................         2,000       $86,915
  Orkla ASA (Diversified Operations) ...............         6,996       118,286
                                                                      ----------
                                                                         205,201
                                                                      ----------
Portugal (2.20%)
  Electricidade de Portugal SA (Utilities) .........         7,002       176,003
  Portugal Telecom SA
    (Telecommunications) ...........................         3,645       172,688
                                                                      ----------
                                                                         348,691
                                                                      ----------
Singapore (0.46%)
  Overseas-Chinese Banking Corp., Ltd.
    (Banks - Foreign)  .............................        10,574        46,129
  Singapore Telecommunications, Ltd.
    (Telecommunications) ...........................        15,000        25,899
                                                                      ----------
                                                                          72,028
                                                                      ----------
Spain (4.08%)
  Argentaria SA (Banks - Foreign) ..................         2,832        61,622
  Banco Bilbao Vizcaya SA
    (Banks - Foreign)  .............................         4,078        55,006
  Banco Santander SA (Banks - Foreign) .............            97         1,777
  Endesa SA (Utilities) ............................         1,956        49,296
  Iberdrola SA (Utilities) .........................         4,418        71,354
  Repsol SA (Oil & Gas) ............................         1,630        81,812
  Telefonica de Espana SA
    (Telecommunications) ...........................         3,670       165,705
  TelePizza SA (Retail)* ...........................        19,700       160,833
                                                                      ----------
                                                                         647,405
                                                                      ----------
Sweden (2.95%)
  Astra AB (Medical) ...............................         3,018        48,908
  Ericsson (LM) Telefonaktiebolaget
    (Telecommunications) ...........................         4,854       109,442
  Investor AB (Diversified Operations) .............         3,654       142,303
  Nordbanken Holding AB
    (Banks - Foreign)  .............................        20,515       122,995
  Saab AB (Aerospace)* .............................           926         7,355
  Skandia Forsakrings AB (Insurance) ...............         2,900        36,965
                                                                      ----------
                                                                         467,968
                                                                      ----------
Switzerland (9.13%)
  Adecco SA (Business Services - Misc.) ............           248        98,812
  Alusuisse-Lonza Holding AG
    (Containers)* ..................................            32        36,550
  Barry Callebaut AG (Food)* .......................           211        47,173
  Credit Suisse Group
    (Banks - Foreign)  .............................           253        38,875
  Nestle SA (Food) .................................           141       299,624
  Novartis AG (Medical) ............................           170       306,058
  Roche Holding AG (Medical) .......................             6        69,948
  Schweizerische Rueckversicherungs-
    Gesellschaft (Insurance) .......................            70       155,774
  UBS AG (Banks - Foreign)* ........................           282        77,299
  Zurich Allied AG  (Insurance)* ...................           524       318,197
                                                                      ----------
                                                                       1,448,310
                                                                      ----------
United Kingdom (18.93%)
  Allied Zurich Plc (Insurance)* .................           2,974        35,341
  Anglian Water Plc (Utilities) ..................           4,666        67,942
  Anglian Water Plc (B shares) (Utilities)* ......           5,000         3,766
  British American Tobacco Plc (Tobacco) .........           2,974        26,717
  British Petroleum Co. Plc (Oil & Gas) ..........          10,727       157,454
  British Telecommunications Plc
    (Telecommunications) .........................          11,600       149,883
  Diageo Plc (Beverages) .........................           7,474        80,684
  Glaxo Wellcome Plc (Medical) ...................           8,921       277,121
  Granada Group Plc
    (Diversified Operations) .....................           9,000       135,645
  Kingfisher Plc (Retail) ........................          10,000        87,785
  Lloyds TSB Group Plc
    (Banks - Foreign)  ...........................          18,537       228,812
  Pearson Plc (Media)  ...........................           5,480        95,571
  Pennon Group Plc (Utilities) ...................           4,000        70,831
  Prudential Corp. Plc (Insurance) ...............           2,750        35,763
  Royal & Sun Alliance Insurance Group
    Plc (Insurance) ..............................          11,690       107,023
  Royal Bank of Scotland Group Plc
    (Banks - Foreign)  ...........................           7,250        96,104
  Scottish Hydro-Electric Plc (Utilities) ........           8,000        82,145
  SEMA Group Plc (Computers) .....................           9,750        78,982
  SmithKline Beecham Plc (Medical) ...............          19,650       245,675
  Tesco Plc (Retail) .............................          21,000        59,224
  Thames Water Plc (Utilities) ...................           4,700        87,160
  Unilever Plc (Consumer Products Misc.) .........          27,250       273,650
  Vodafone Group Plc
    (Telecommunications) .........................          13,800       184,776
  WPP Group Plc (Advertising) ....................          35,450       176,218
  Zeneca Group Plc (Medical) .....................           4,121       158,224
                                                                      ----------
                                                                       3,002,496
                                                                      ----------
                               TOTAL COMMON STOCKS
                                (Cost $15,117,343)          (97.57%)  15,473,216
                                                            ------    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

                                                                          MARKET
ISSUER, DESCRIPTION                                   NUMBER OF SHARES    VALUE
-------------------                                   ----------------    -----

WARRANT
Germany (0.00%)
  Muenchener Rueckversicherungs-
    Gesellschaft AG (Insurance)* .................               5          $217
                                                                      ----------
                                     TOTAL WARRANT
                                       (Cost $224)           (0.00%)         217
                                                            ------    ----------
                    TOTAL COMMON STOCKS ANDWARRANT
                                (Cost $15,117,567)          (97.57%)  15,473,433
                                                            ------    ----------
PREFERRED STOCK
Germany (0.28%)
  Henkel KGaA (Chemicals) ........................             537        45,871
                                                                      ----------
                             TOTAL PREFERRED STOCK
                                    (Cost $38,836)           (0.28%)      45,871
                                                            ------    ----------

                                       INTEREST     PAR VALUE          MARKET
ISSUER, DESCRIPTION                      RATE     (000s OMITTED)        VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.71%)
  Investment in a joint repurchase
   agreement transaction with
   HSBC Securities, Inc. -
   Dated 10-30-98, due 11-02-98
   (Secured by U.S. Treasury
   Bonds, 6.25% thru 8.125%,
   due 11-15-16 thru 11-15-26)
   -- Note A...........................  5.38%          $588           $588,000
                                                                    -----------
Cash Equivalents (4.26%)
  Navigator Securities Lending
    Prime Portfolio** .................                  676            675,514
                                                     -------        -----------

           TOTAL SHORT-TERM INVESTMENTS                (7.97%)        1,263,514
                                                     -------        -----------
                      TOTAL INVESTMENTS              (105.82%)       16,782,818
                                                     -------        -----------
      OTHER ASSETS AND LIABILITIES, NET                (5.82%)         (923,427)
                                                     -------        -----------
                       TOTAL NET ASSETS              (100.00%)      $15,859,391
                                                     =======        ===========

*     Non-income producing security.
**    Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at October 31, 1998 assigned to the various investment categories.

                                                                  MARKET VALUE
                                                                  OF SECURITIES
                                                                 AS A PERCENTAGE
                                                                   OF FUND'S
INVESTMENT CATEGORIES                                              NET ASSETS
---------------------                                              ----------
  Advertising ...................................................      1.11%
  Aerospace .....................................................      0.05
  Automobile / Trucks ...........................................      2.96
  Banks - Foreign ...............................................     12.87
  Beverages .....................................................      0.51
  Building ......................................................      0.47
  Business Services - Misc ......................................      0.62
  Chemicals .....................................................      0.94
  Computers .....................................................      1.93
  Consumer Products Misc ........................................      1.73
  Containers ....................................................      0.23
  Cosmetics & Personal Care .....................................      1.00
  Diversified Operations ........................................      7.70
  Electronics ...................................................      3.66
  Finance .......................................................      0.38
  Food ..........................................................      3.66
  Insurance .....................................................     10.23
  Leisure .......................................................      1.25
  Machinery .....................................................      1.84
  Media .........................................................      1.37
  Medical .......................................................      8.95
  Metal .........................................................      0.30
  Oil & Gas .....................................................      4.79
  Retail ........................................................      4.08
  Rubber - Tires & Misc .........................................      0.55
  Telecommunications ............................................     16.12
  Tobacco .......................................................      0.17
  Transport .....................................................      0.25
  Utilities .....................................................      8.13
  Short-Term Investments ........................................      7.97
                                                                     ------
                                                TOTAL INVESTMENTS    105.82%
                                                                     ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - International Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock International Fund (the "Fund"), John Hancock Global Fund, John Hancock Growth Fund, John Hancock World Bond Fund, John Hancock Special Opportunities Fund and John Hancock Short-Term Strategic Income Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in stocks of foreign companies.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective June 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale, or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

      Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses, and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - International Fund

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that commenced with the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in an unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds. The maximum loan balance for the Fund during the year for which loans were outstanding amounted to $1,040,000 with a rate of 6.1875%. At October 31, 1998, there was no loan outstanding.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1998, the Fund loaned securities having a market value of $652,431 collateralized by cash in the amount of $675,514, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - International Fund

facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

      At October 31, 1998, open forward foreign currency exchange contracts were as follows:

                                                           UNREALIZED
                    PRINCIPAL AMOUNT       EXPIRATION    APPRECIATION/
CURRENCY           COVERED BY CONTRACT        DATE      (DEPRECIATION)
--------           -------------------        ----      --------------

BUYS
French Francs            321,838             NOV 98          ($166)
Italian Lira          49,327,500             NOV 98            119
Pound Sterling            20,286             NOV 98            196
                                                           -------
                                                              $149
                                                           =======
SELLS
Australian Dollar          2,142             NOV 98            ($8)
French Francs             79,760             NOV 98             15
Pound Sterling               438             NOV 98              3
                                                           -------
                                                               $10
                                                           =======

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited ("JHAI") (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which JHAI, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

      Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next $250,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser pays the Sub-Adviser a fee equivalent, on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for the payment of the Sub-Adviser's fee.

      The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.90% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $286,987 for the year ended October 31, 1998. The Adviser reserves the right to terminate this limitation in the future.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $14,884. Out of this amount, $2,430 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $7,749 was paid as sales commissions to unrelated broker-dealers and $4,705 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $40,018.

      Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - International Fund

market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1998 contigent deferred sales charges paid to JH Funds amounted to $506.

      In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. Mr. Edward J. Boudreau, Jr. and Ms. Anne C. Hodsdon are also directors of JHAI. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $50.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1998, aggregated $21,316,970 and $18,864,814, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1998.

      The cost of investments owned at October 31, 1998 (including short-term investments) for federal income tax purposes was $16,503,648. Gross unrealized appreciation and depreciation of investments aggregated $1,356,239 and $1,077,069, respectively, resulting in net unrealized appreciation of $279,170.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in net realized loss on investments of $14,265, an increase in accumulated net investment loss of $20,840 and an increase in capital paid-in of $6,575. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the net operating loss, net realized loss on foreign currency transactions and passive foreign investment companies in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                     John Hancock Funds - International Fund

REPORT OF INDEPENDENT AUDITORS
To the Shareholders of John Hancock International Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Fund (the "Fund") (a series of John Hancock Investment Trust III) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
Deccember 11, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1998.

      The Fund has designated distributions to shareholders of $139,026 as capital gain dividends.

      With respect to the distributions paid by the Fund for the fiscal year ended October 31, 1998, none of the distributions qualify for the corporate dividends received deduction.

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
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      This report is for the information of shareholders of the John Hancock
International Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                             4000A 10/98
                                                                           12/98

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm." A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                   Short-Term
                                Strategic Income
                                      Fund

                                OCTOBER 31, 1998


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    -----------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                    -----------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

   An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

   Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

   Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

        BY FREDERICK L. CAVANAUGH, JR., ARTHUR N. CALAVRITINOS, CFA, AND
                       ROGER HAMILTON, PORTFOLIO MANAGERS

                             John Hancock Short-Term
                             Strategic Income Fund

          Treasuries rally in the face of Latin American, Asian turmoil

Recently, a management team composed of Frederick Cavanaugh, Arthur Calavritinos and Roger Hamilton assumed leadership of John Hancock Short-Term Strategic Income Fund. Mr. Cavanaugh, senior vice president, has been in the investment business since 1973. Messrs. Calavritinos and Hamilton, vice presidents, have been in the investment business since 1986 and 1980, respectively.

Strong crosscurrents led to widely varying results for the global fixed-income markets over the past 12 months. Asian bonds continued to falter, plagued by a worsening economic meltdown in that region and Japan's inability to make much-needed structural and banking reforms. Like falling dominoes, Latin American bonds suffered along with their emerging-market Asian counterparts. Some Latin American markets staged a brief rebound in the spring of 1998, as proposed economic and fiscal policy changes helped renew investor confidence. That confidence quickly evaporated in the summer when Brazil, the region's largest economy and the bellwether for Latin America, suffered bruising losses. Unable to make the hoped-for policy changes that would help the region stave off the economic contagion, Brazil suffered from skyrocketing interest rates and concerns that it would devalue its currency. The sell-off of Brazilian debt was accompanied by a similar flight from Mexico and Argentina, and the remainder of Latin America was pulled down along with them. Mexico's currency, for example, declined at a rate not seen since the 1995 peso crisis.

"The primary beneficiary of this widening global turmoil was the U.S. Treasury market."

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Short-Term Strategic Income Fund. Caption below reads "Fund management team members (l-r):
"Lee Crockett, Roger Hamilton, Fred Cavanaugh, Arthur Calavritinos and Carolee Bongiovi."]
--------------------------------------------------------------------------------

Portfolio management team members (l - r): Lee Crockett, Roger Hamilton, Fred Cavanaugh, Arthur Calavritinos and Carolee Bongiovi

================================================================================

              John Hancock Funds - Short-Term Strategic Income Fund

"...we sold some Latin American corporate bonds when brief rallies afforded us relatively attractive opportunities..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Oil & Gas 2%, Foreign Banks & Finance 4%, Short-Term Investments & Other 7%, Foreign Governments 20% and U.S. Government & Agencies 67 %. A note below the chart reads "As a percentage of net assets on October 31, 1998."]
--------------------------------------------------------------------------------

Compounding the emerging markets' troubles was the near collapse of Russia when it devalued its currency and defaulted on its debt.

   The primary beneficiary of this widening global turmoil was the U.S. Treasury market. Investors headed for the exits in Asia, Latin America, Eastern Europe and even the U.S. stock market and increasingly sought out the safe haven of Treasuries. The renewed interest in these, coupled with two Federal Reserve Board interest rate cuts intended to stem the world markets' growing liquidity problems, drove Treasury yields -- which move in the opposite direction of their prices -- to 30-year lows. Europe surprised many investors by gaining significant ground during the final months of the period even after its bond yields had fallen below U.S. bond yields.

Performance review

For the 12-month period ended October 31, 1998, John Hancock Short-Term Strategic Income Fund's Class A and Class B shares had total returns of 1.17%, and 0.60%, respectively, at net asset value. The Fund's returns lagged the average short-term investment-grade bond fund's return of 6.02%, according to Lipper Analytical Services, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

   The main detractor from the Fund's performance, and the primary reason for our lag relative to our peers, was our investments in emerging-market debt from Latin America. Even though our growing stake in Treasuries proved to be a positive for the Fund, it wasn't enough to totally offset losses we experienced from our investments in Brazilian, Mexican and Argentinian government and corporate bonds.

Credit quality upgrade

Growing uncertainty about the fate of emerging markets prompted us to pare back our holdings in emerging-market regions, first by eliminating our Southeast Asian holdings in late 1997, then by selling some Latin American investments this fall. Over the past several months, for example, we sold some Latin American corporate bonds when brief rallies afforded us relatively attractive opportunities to do so. Unfortunately, a lack of liquidity meant that we weren't able to sell as much as we would have liked. By the end of the period, our emerging-market holdings had declined to 26% of net assets from 44% a year earlier.

   We used the proceeds from our Latin American sales to increase our holdings in

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is U.S. Treasuries followed by an up arrow with the phrase "Inflation worries wane and Fed cuts rates." The second listing is U.K. bonds followed by an up arrow with the phrase "Interest rates drift lower." The third listing is Latin American bonds followed by a down arrow with the phrase "Concerns over fiscal, monetary policies." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

              John Hancock Funds - Short-Term Strategic Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 1.17% Total return for John Hancock Short-Term Strategic Income Fund Class A. The second bar represents the 0.60% total return for John Hancock Short-Term Strategic Income Fund Class B and the third bar represents the 6.02% total return for Average short-term investment-grade bond fund. A note below the chart reads "Total returns for John Hancock Short-Term Strategic Income Fund are at net asset value with all distributions reinvested. The average short-term investment-grade bond fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

higher-quality bonds. Most notably, we upped our stake in U.S. government and agency bonds to 67% of net assets at the end of October, from 38% a year ago. During the last several months, we added Canadian government bonds at attractive prices after its government temporarily raised rates to support its currency. Finally, we added a U.K. government bond in anticipation of that country's interest rates moving lower.

Outlook

We believe that high-quality bonds will be the place to be over the near term. Although the worst appears to be behind many emerging markets, we feel that disruptions will continue to occur, although their severity likely will be diminished. Select emerging markets will eventually offer attractive opportunities, but we think that possibility is still quite a way off. Our main concern is Brazil and whether or not it can enact the requisite changes for pulling itself and the rest of the region away from the brink of much more severe problems. So we'll look for opportunities to sell emerging-market holdings during periods of temporary strength, and move more of our holdings into higher-quality bonds. We'll concentrate on countries where we think interest rates will come down, including the United Kingdom and the United States. In the U.S., we expect that the Federal Reserve Board, once worried about inflation, will continue to be accommodative, turning its sights toward keeping the economy growing.

"We believe that high-quality bonds will be the place to be over the near term."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

              John Hancock Funds - Short-Term Strategic Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Short-Term Strategic Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 3%. Class B performance reflects a maximum contingent deferred sales charge (maximum 3% and declining to 0% over four years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1998
                                                                 SINCE
                                         ONE        FIVE       INCEPTION
                                         YEAR       YEARS      (1/3/92)
                                       --------   ---------  -------------
Cumulative Total Returns                (5.34%)    24.35%       33.94%
Average Annual Total Returns            (5.34%)     4.45%        4.43%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1998
                                                                 SINCE
                                         ONE        FIVE       INCEPTION
                                         YEAR       YEARS      (12/28/90)
                                       --------   ---------  -------------
Cumulative Total Returns                (5.76%)    24.05%       41.96%
Average Annual Total Returns            (5.76%)     4.41%        4.62%

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of October 31, 1998
                                                               SEC 30-DAY
                                                                  YIELD
                                                             --------------
John Hancock Short-Term Strategic Income Fund:
   Class A                                                       5.83%
John Hancock Short-Term Strategic Income Fund:
   Class B                                                       5.30%

================================================================================

              John Hancock Funds - Short-Term Strategic Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Short-Term Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Money Market Index-an unmanaged index that is composed of various non-U.S.-currency-denominated bonds, usually with an average maturity of three years or less. Past performance is not indicative of future results.

Line chart with the heading John Hancock Short-Term Strategic Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Short-Term Strategic Income Fund on January 3, 1992, before sales charge, and is equal to $14,031 as of October 31, 1998. The second line represents the same hypothetical investment made in the John Hancock Short-Term Strategic Income Fund, after sales charge, and is equal to $13,617 as of October 31, 1998. The third line represents the Salomon Brothers World Money Market Index and is equal to $13,193 as of October 31, 1998.

Line chart with the heading John Hancock Short-Term Strategic Income Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Short-Term Strategic Income Fund on December 28, 1990, before sales charge, and is equal to $14,424 as of October 31, 1998. The second line represents the Salomon Brothers World Money Market Index and is equal to $14,417 as of October 31, 1998.

*No contingent deferred sales charge applicable.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
   Bonds (cost - $69,120,748) ...............................       $67,531,507
   Common stocks (cost - $583,955) ..........................           549,063
   Short-term investments (cost - $4,938,125)
   - Note A .................................................         4,938,125
                                                                  -------------
                                                                     73,018,695
  Cash ......................................................               414
  Receivable for shares sold ................................            34,767
  Dividends receivable ......................................             7,245
  Interest receivable .......................................         1,490,498
  Other assets ..............................................             5,265
                                                                  -------------
                    Total Assets ............................        74,556,884
                    -----------------------------------------------------------
Liabilities:
  Payable for shares repurchased ............................            16,768
  Payable upon return of securities on loan - Note A ........         3,914,125
  Dividend payable ..........................................            22,780
  Payable for futures variation margin - Note A .............            19,031
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ..................................            60,905
  Accounts payable and accrued expenses .....................            75,522
                                                                  -------------
                    Total Liabilities .......................         4,109,131
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................       100,991,688
  Accumulated net realized loss on investments and
   foreign currency transactions ............................       (28,786,807)
  Net unrealized depreciation of investments, financial
   futures contracts and foreign currency transactions ......        (1,730,420)
  Distributions in excess of net investment income ..........           (26,708)
                                                                  -------------
                    Net Assets ..............................       $70,447,753
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of
   beneficial interest outstanding - unlimited
   number of shares authorized with no par value)
  Class A - $50,498,114/6,372,297 ...........................             $7.92
  =============================================================================
  Class B - $19,949,639/2,517,428 ...........................             $7.92
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($7.92 x 103.09%) ...............................             $8.16
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------------------
Investment Income:
  Interest
   (including income on securities loaned of $74,682) .......        $5,769,735
  Dividends .................................................            21,260
                                                                  -------------
                                                                      5,790,995
                                                                  -------------
  Expenses:
   Investment management fee - Note B .......................           514,305
   Distribution and service fee - Note B
     Class A ................................................           171,740
     Class B ................................................           215,862
   Transfer agent fee - Note B ..............................           143,308
   Custodian fee ............................................            55,736
   Auditing fee .............................................            45,068
   Registration and filing fees .............................            24,422
   Financial services fee - Note B ..........................            13,182
   Printing .................................................            12,050
   Miscellaneous ............................................            10,387
   Trustees' fees ...........................................             5,096
   Legal fees ...............................................             1,305
                                                                  -------------
                    Total Expenses ..........................         1,212,461
                    -----------------------------------------------------------
                    Net Investment Income ...................         4,578,534
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
  Net realized loss on investments sold .....................          (902,555)
  Net realized loss on foreign currency transactions ........          (106,958)
  Change in net unrealized appreciation/depreciation
   of investments ...........................................        (2,459,653)
  Change in net unrealized appreciation/depreciation
   of financial futures contracts ...........................          (106,460)
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions .........................            19,025
                                                                  -------------
                    Net Realized and Unrealized
                    Loss on Investments, Financial
                    Futures Contracts and Foreign
                    Currency Transactions ...................        (3,556,601)
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............        $1,021,933
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                        YEAR ENDED OCTOBER 31,
                                                                                                    ----------------------------
                                                                                                        1997            1998
                                                                                                    ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income .....................................................................        $6,688,562      $4,578,534
   Net realized loss on investments sold and foreign currency
     transactions ............................................................................          (217,219)     (1,009,513)
   Change in net unrealized appreciation/depreciation of
     investments, financial futures contracts and foreign
     currency transactions ...................................................................        (1,367,334)     (2,547,088)
                                                                                                    ------------    ------------
     Net Increase in Net Assets Resulting from Operations ....................................         5,104,009       1,021,933
                                                                                                    ------------    ------------
Distributions to Shareholders:
   Distributions from net investment income
     Class A - ($0.5176 and $0.4780 per share, respectively) .................................        (3,698,646)     (3,322,613)
     Class B - ($0.4678 and $0.4230 per share, respectively) .................................        (1,962,894)     (1,126,678)
   Distributions in excess of net investment income
     Class A - ($0.0764 and $0.0015 per share, respectively) .................................          (545,931)        (10,603)
     Class B - ($0.0691 and $0.0014 per share, respectively) .................................          (289,729)         (3,595)
   Distributions from capital paid-in
     Class A - ($0.0175 and $0.0124 per share, respectively) .................................          (125,016)        (85,913)
     Class B - ($0.0158 and $0.0109 per share, respectively) .................................           (66,346)        (29,132)
                                                                                                    ------------    ------------
     Total Distributions to Shareholders .....................................................        (6,688,562)     (4,578,534)
                                                                                                    ------------    ------------
From Fund Share Transactions - Net:* .........................................................        (5,923,514)    (15,963,160)
                                                                                                    ------------    ------------
Net Assets:
   Beginning of period .......................................................................        97,475,581      89,967,514
                                                                                                    ------------    ------------
   End of period (including distributions in excess of net
     investment income of $36,756 and $26,708, respectively) .................................       $89,967,514     $70,447,753
                                                                                                    ============    ============

*Analysis of Fund Share Transactions:

                                                                                        YEAR ENDED OCTOBER 31,
                                                                    ------------------------------------------------------------
                                                                                1997                            1998
                                                                    ----------------------------    ----------------------------
                                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                                    ------------    ------------    ------------    ------------
CLASS A
   Shares sold ..................................................      4,479,598     $38,000,567       1,724,135     $14,275,885
   Shares issued to shareholders in reinvestment of
     distributions ..............................................        283,851       2,403,553         216,155       1,771,929
                                                                    ------------    ------------    ------------    ------------
                                                                       4,763,449      40,404,120       1,940,290      16,047,814
   Less shares repurchased ......................................     (2,890,921)    (24,502,562)     (3,273,385)    (26,994,702)
                                                                    ------------    ------------    ------------    ------------
   Net increase (decrease) ......................................      1,872,528     $15,901,558      (1,333,095)   ($10,946,888)
                                                                    ============    ============    ============    ============
CLASS B
   Shares sold ..................................................      1,869,770     $15,839,024         937,760      $7,634,236
   Shares issued to shareholders in reinvestment of
     distributions ..............................................        125,322       1,060,356          66,168         542,160
                                                                    ------------    ------------    ------------    ------------
                                                                       1,995,092      16,899,380       1,003,928       8,176,396
   Less shares repurchased ......................................     (4,572,712)    (38,724,452)     (1,606,600)    (13,192,668)
                                                                    ------------    ------------    ------------    ------------
   Net decrease .................................................     (2,577,620)   ($21,825,072)       (602,672)    ($5,016,272)
                                                                    ============    ============    ============    ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The distributions reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                             -------------------------------------------------------------
                                                               1994          1995          1996        1997          1998
                                                             -------       -------       -------     -------       -------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..................     $9.12         $8.47         $8.41       $8.46         $8.31
                                                             -------       -------       -------     -------       -------
   Net Investment Income .................................      0.76(1)       0.77(1)       0.65        0.61(1)       0.49(1)
   Net Realized and Unrealized Gain (Loss) on Investments,
     Financial Futures Contracts and Foreign Currency
     Transactions ........................................     (0.53)        (0.06)         0.05       (0.15)        (0.39)
                                                             -------       -------       -------     -------       -------
       Total from Investment Operations ..................      0.23          0.71          0.70        0.46          0.10
                                                             -------       -------       -------     -------       -------
   Less Distributions:
   Dividends from Net Investment Income ..................     (0.62)        (0.61)        (0.57)      (0.52)        (0.48)
   Distributions in Excess of Net Investment Income ......     (0.04)           --            --       (0.08)        (0.00)(3)
   Distributions in Excess of Net Realized Gain on
     Investments Sold ....................................     (0.12)           --            --          --            --
   Distributions from Capital Paid-in ....................     (0.10)        (0.16)        (0.08)      (0.01)        (0.01)
                                                             -------       -------       -------     -------       -------
       Total Distributions ...............................     (0.88)        (0.77)        (0.65)      (0.61)        (0.49)
                                                             -------       -------       -------     -------       -------
   Net Asset Value, End of Period ........................     $8.47         $8.41         $8.46       $8.31         $7.92
                                                             =======       =======       =======     =======       =======
   Total Investment Return at Net Asset Value(2) .........      2.64%         8.75%         8.60%       5.55%         1.17%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..............   $13,091       $16,997       $49,338     $64,059       $50,498
   Ratio of Expenses to Average Net Assets ...............      1.26%         1.33%         1.48%       1.43%         1.35%
   Ratio of Net Investment Income to Average Net Assets ..      8.71%         9.13%         7.59%       7.22%         5.97%
   Portfolio Turnover Rate ...............................       150%          147%           77%         71%           74%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                             -------------------------------------------------------------
                                                               1994          1995          1996        1997          1998
                                                             -------       -------       -------     -------       -------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..................     $9.11         $8.46         $8.40       $8.45         $8.30
                                                             -------       -------       -------     -------       -------
   Net Investment Income .................................      0.70(1)       0.70(1)       0.59        0.55(1)       0.44(1)
   Net Realized and Unrealized Gain (Loss) on Investments,
     Financial Futures Contracts and Foreign Currency
     Transactions ........................................     (0.53)        (0.06)         0.05       (0.15)        (0.38)
                                                             -------       -------       -------     -------       -------
       Total from Investment Operations ..................      0.17          0.64          0.64        0.40          0.06
                                                             -------       -------       -------     -------       -------
   Less Distributions:
   Dividends from Net Investment Income ..................     (0.56)        (0.56)        (0.52)      (0.47)        (0.43)
   Distributions in Excess of Net Investment Income ......     (0.04)           --            --       (0.07)        (0.00)(3)
   Distributions in Excess of Net Realized Gain on
     Investments Sold ....................................     (0.12)           --            --          --            --
   Distributions from Capital Paid-in ....................     (0.10)        (0.14)        (0.07)      (0.01)        (0.01)
                                                             -------       -------       -------     -------       -------
       Total Distributions ...............................     (0.82)        (0.70)        (0.59)      (0.55)        (0.44)
                                                             -------       -------       -------     -------       -------
   Net Asset Value, End of Period ........................     $8.46         $8.40         $8.45       $8.30         $7.92
                                                             =======       =======       =======     =======       =======
   Total Investment Return at Net Asset Value(2) .........      1.93%         7.97%         7.89%       4.83%         0.60%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..............   $98,390       $84,601       $48.137     $25,908       $19,950
   Ratio of Expenses to Average Net Assets ...............      1.99%         2.07%         2.12%       2.13%         2.02%
   Ratio of Net Investment Income to Average Net Assets ..      8.00%         8.40%         7.07%       6.51%         5.30%
   Portfolio Turnover Rate ...............................       150%          147%           77%         71%           74%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

Schedule of Investments
October 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Short-Term Strategic Income Fund on October 31, 1998. It's divided into three main categories: bonds, common stocks and short-term investments. Bonds and common stocks are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                  INTEREST         PAR VALUE          MARKET
ISSUER, DESCRIPTION                                 RATE        (000s OMITTED)#        VALUE
-------------------                                 ----        ---------------        -----
BONDS
British Pound Sterling (1.63%)
  United Kingdom Treasury,
    Bond 12-07-00 ..........................       8.000%             650            $1,145,367
                                                                                    -----------
Canadian Dollar (1.27%)
  Government of Canada,
    Bond Ser VR22 03-01-01 .................       7.500            1,300               893,824
                                                                                    -----------
U.S. Dollar (92.96%)
  Banco Central de Costa Rica,
    (Costa Rica), Floating Rate
      Bond Ser A 05-21-05 ..................       6.568*            $351               347,219
  Banco de Galicia y Buenos
    Aires S.A., (Argentina), Floating
      Rate Note Ser EMTN 04-15-99 ..........       9.048*           1,500             1,470,000
  Companhia Energetica de Minas
    Gerais, (Brazil), Deb Ser REGS
      11-18-04 .............................       9.125              250               198,750
  Empresas ICA Sociedad S.A
    de C.V., (Mexico), Note
      05-30-01 (R) .........................      11.875            1,000               980,000
  Espirito Santo Centrais Eletricas
    S.A., (Brazil), Sr Note
      07-15-07 (R) .........................      10.000              750               442,500
  Federal Home Loan Mortgage Corp.,
    Giant Mtg Part Cert 07-01-12 ...........       7.000            1,624             1,658,169
  Federal National Mortgage Assn.,
    15 Yr Pass Thru Ctf 10-01-12 ...........       7.500            4,511             4,629,153
  Federative Republic of Brazil,
    (Brazil),
    Global Bond 11-05-01 ...................       8.875            2,000             1,810,000
    Variable Rate Bond Ser A
      01-01-01 .............................       6.750*           1,076               947,100
  Financiera Energetica Nacional
    S.A., (Colombia), Deb Ser
      REGS 06-15-06 ........................       9.375            1,000               710,000
  Government of Jamaica, (Jamaica),
    Note 06-10-05 (R) ......................      10.875            1,000               730,000
  Petroleo Brasileiro S.A., (Brazil),
    Floating Rate Note 09-25-00 ............       6.821*           2,000             1,690,000
  Republic of Argentina, (Argentina),
    Floating Rate Bond Ser FRB
      03-31-05 .............................       6.188*           2,820             2,333,550
    Floating Rate Note 07-21-03 ............      10.350*           1,000               820,000
  Republic of Colombia, (Colombia),
    Note 02-15-03 ..........................       7.250              500               405,000
  Republic of Costa Rica, (Costa Rica),
    Deb 05-01-03 (R) .......................       8.000              700               696,500
  Republic of Ecuador, (Ecuador),
    Bond 04-25-02 (R) ......................      11.250              750               600,000
  Republic of Panama, (Panama),
    Floating Rate Note 05-10-02 ............       6.750*           1,692             1,565,421
    Note 02-13-02 ..........................       7.875              375               358,125
  Transportacion Maritima
    Mexicana S.A., (Mexico),
      Note 10-15-00 ........................       8.500              250               215,000
  TV Azteca S.A. de C.V., (Mexico),
    Sr Note Ser A 02-15-04 .................      10.125              500               370,000
  United Mexican States, (Mexico),
    Global Bond 02-06-01 ...................       9.750            1,500             1,530,000
  United States Treasury,
    Note 01-31-99 ..........................       5.875           10,300            10,328,943
    Note 05-15-99 ..........................       6.375           13,000            13,125,970
    Note 11-30-99 ..........................       5.625              500               506,330
    Note 11-15-00 ..........................       5.750            4,900             5,035,534
    Note 11-30-02 ..........................       5.750           11,425            11,989,052
                                                                                    -----------
                                                                                     65,492,316
                                                                                    -----------
                                             TOTAL BONDS
                                      (Cost $69,120,748)           (95.86%)          67,531,507
                                                                   ------           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

                                                            NUMBER         MARKET
ISSUER, DESCRIPTION                                        OF SHARES        VALUE
-------------------                                        ---------        -----
COMMON STOCKS
U.S. Dollar (0.78%)
  KeySpan Energy Corp. .....................                 8,000         $239,000
  Southern Co. .............................                11,000          310,063
                                                                        -----------
                                                                            549,063
                                                                        -----------
                         TOTAL COMMON STOCKS
                             (Cost $583,955)                 (0.78%)        549,063
                                                           -------      -----------

                                             INTEREST      PAR VALUE
                                               RATE      (OOOS OMITTED)
                                               ----      --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.45%)
    Investment in a joint repurchase
      agreement transaction with
      HSBC Securities, Inc. -
      Dated 10-30-98, due 11-02-98
      (Secured by U.S. Treasury Bonds,
      6.25% thru 8.125%,
      due 11-15-16 thru 11-15-26)
      -- Note A ............................  5.380%        $1,024        1,024,000
                                                                        -----------
Cash Equivalents (5.56%)
    Navigator Securities Lending
       Prime Portfolio** ...................                 3,914        3,914,125
                                                           -------      -----------
                TOTAL SHORT-TERM INVESTMENTS                 (7.01%)      4,938,125
                                                           -------      -----------
                           TOTAL INVESTMENTS               (103.65%)     73,018,695
                                                           -------      -----------
           OTHER ASSETS AND LIABILITIES, NET                 (3.65%)     (2,570,942)
                                                           -------      -----------
                             TOTAL NETASSETS               (100.00%)    $70,447,753
                                                           =======      ===========

NOTES TO SCHEDULE OF INVESTMENTS

  *  Represents rate in effect on October 31, 1998.

 **  Represents investment of security lending collateral - Note A.

  # Par value of non-US$ denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,449,000 or 4.90% of the Fund's net assets as of October 31, 1998.

EMTN=Euro Medium Term Note

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in bonds issued by companies and governments of other countries. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at October 31, 1998 assigned to the various investment categories.

                                                                MARKET VALUE
                                                               AS A PERCENTAGE
                                                                  OF FUND'S
INVESTMENT CATEGORIES                                            NET ASSETS
---------------------                                          ---------------
   Banks - Foreign.......................................           2.58%
   Building..............................................           1.39
   Finance...............................................           1.01
   Government - Foreign..................................          19.64
   Government - U.S. ....................................          58.18
   Government - U.S. Agencies............................           8.92
   Media.................................................           0.52
   Oil & Gas.............................................           2.40
   Transport - Ship......................................           0.31
   Utilities - Electric Power............................           0.72
   Utilities - Gas Distribution..........................           0.34
   Utilities - Foreign...................................           0.63
   Short-Term Investments................................           7.01
                                                                  ------
                                        TOTAL INVESTMENTS         103.65%
                                                                  ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Short-Term Strategic Income Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Short-Term Strategic Income Fund (the "Fund"), John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Special Opportunities Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is a high level of current income.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. Effective December 8, 1998, the Board of Trustees have authorized the issuance of Class C shares in 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

   Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at October 31, 1998, the Fund has $28,893,267 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows: October 31, 2000 -- $16,879,029, October 31, 2001 -- $3,127,414,
October 31, 2002 -- $2,774,082, October 31, 2003 -- $5,103,942 and October 31,
2006 -- $1,008,800.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations,

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Short-Term Strategic Income Fund

which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1998.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1998, the Fund loaned securities having a market value of $3,832,102 collateralized by cash in the amount of $3,914,125, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Short-Term Strategic Income Fund

applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   At October 31, 1998, there were no open forward foreign currency exchange contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1998, open positions in financial futures contracts were as follows:

                                                        UNREALIZED
EXPIRATION       OPEN CONTRACTS         POSITION       DEPRECIATION
----------       --------------         --------       ------------
DEC 98       21 U.S. TREASURY BONDS       LONG           $106,460
                                                         ========

   At October 31, 1998, the Fund had deposited in a segregated account, $55,000 par value of U.S. Treasury Note, 6.375%, 05-15-99 to cover margin requirements on open financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Short-Term Strategic Income Fund

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the year ended October 31, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.65% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.60% of the Fund's average daily net asset value in excess of $500,000,000.

   John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acted as distributors for shares of the Fund. For the year ended October 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $30,634. Of this amount, $3,492 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $9,842 was paid as sales commissions to unrelated broker-dealers and $17,300 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within four years of purchase (three years for purchases prior to January 1, 1994) will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1998, the contingent deferred sales charges paid to JH Funds amounted to $76,062.

   In addition, to reimburse the distibutors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the distibutors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Short-Term Strategic Income Fund

the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $579.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1998, aggregated $18,273,236 and $33,348,003, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $36,203,746 and $23,085,785, respectively, during the year ended October 31, 1998.

   The cost of investments owned at October 31, 1998 (including short-term investments) for federal income tax purposes was $74,642,828. Gross unrealized appreciation and depreciation of investments aggregated $843,413 and $2,467,546, respectively, resulting in net unrealized depreciation of $1,624,133.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments and foreign currency transactions of $107,173, an increase in distributions in excess of net investment income of $104,997 and a decrease in capital paid-in of $2,176. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net realized losses on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

              John Hancock Funds - Short-Term Strategic Income Fund

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Short-Term Strategic Income Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Short-Term Strategic Income Fund (the "Fund") (a series of John Hancock Investment Trust III) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1998.

   With respect to the distributions paid by the Fund for the fiscal year ended October 31, 1998, 0.4717% of the distributions qualify for the corporate dividends received deduction.

   Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January of 1999. This will reflect the total of all distributions that are taxable for the calendar year 1998.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

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              John Hancock Funds - Short-Term Strategic Income Fund

======================================NOTES=====================================

              John Hancock Funds - Short-Term Strategic Income Fund

======================================NOTES=====================================

              John Hancock Funds - Short-Term Strategic Income Fund

================================================================================

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   This report is for the information of shareholders of the John Hancock
Short-Term Strategic Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

   [RECYCLE LOGO] Printed on Recycled Paper                          3200A 10/98
                                                                           12/98

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